As filed with the Securities and Exchange Commission on October 24, 2013

1933 Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933 ☒

☐ Pre-Effective Amendment No.     ☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

U.S. GLOBAL INVESTORS FUNDS

(Exact Name of Registrant as Specified in Charter)

7900 CALLAGHAN ROAD
SAN ANTONIO, TEXAS 78229

(Address of Principal Executive Offices)

(210) 308-1234

Registrant’s Telephone Number, including Area Code

FRANK E. HOLMES, PRESIDENT

U.S. GLOBAL INVESTORS FUNDS

7900 CALLAGHAN ROAD

SAN ANTONIO, TEXAS 78229

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Shares of beneficial interest, without par value, of the Holmes Growth Fund (to be renamed the Holmes Macro Trends Fund), a series of the Registrant, are being registered. No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on November 23, 2013 pursuant to Rule 488.

PROXY STATEMENT

OF

MEGATRENDS FUND
a series of U.S. Global Investors Funds

AND

PROSPECTUS FOR

HOLMES GROWTH FUND
(to be renamed Holmes Macro Trends Fund)
a series of U.S. Global Investors Funds

The address and telephone number of each fund is:

7900 Callaghan Road
San Antonio, Texas 78229
1-800-873-8637

IMPORTANT INFORMATION REGARDING YOUR INVESTMENT

Frank E. Holmes
Chief Executive Officer and Trustee,
U.S. Global Investors Funds

U.S. GLOBAL INVESTORS FUNDS

November ___, 2013

To the Shareholders of the MegaTrends Fund:

We are writing to cordially invite you to a special meeting of shareholders (the "Meeting") to take place on December 20, 2013, at 2:00 p.m. Central Time, at the offices of U.S. Global Investors, Inc., located at 7900 Callaghan Road, San Antonio, Texas 78229. The Meeting has been proposed to ask for your vote on an important proposal relating to the MegaTrends Fund (the "Fund"), a series of the U.S. Global Investors Funds. The proposal language can be found on the Meeting Notice and is detailed within the Proxy Statement/Prospectus.

The Board of Trustees of the U.S. Global Investors Funds has approved a proposed reorganization of the MegaTrends Fund with the Holmes Growth Fund, another U.S. Global Investors Fund, after considering the recommendation of U.S. Global Investors, Inc., the investment manager of your fund, concluding that such reorganization would be in the best interests of your fund.

Following the completion of the proposed reorganization of the MegaTrends Fund with the Holmes Growth Fund (which will be renamed the Holmes Macro Trends Fund on the closing date of the reorganization), you would become a shareholder in the combined fund, the Holmes Macro Trends Fund, which has the same investment objective, investment adviser, and portfolio management team, and similar investment strategies and policies. In addition, your fund and the combined fund have the same base management fees that are subject to performance adjustments that are calculated in the same manner (using different benchmark indexes).

If the proposed reorganization is approved by shareholders, it is expected to occur on or about December 20, 2013. The proposed reorganization is expected to be tax-free to you for federal income tax purposes, and no commission, redemption fee or other transactional fee will be charged as a result of the reorganization.

After careful consideration, the Board of Trustees recommends that you vote "FOR" the proposed reorganization.

We need your instructions and urge you to review the enclosed materials thoroughly. Once you have determined how you would like to vote, please vote promptly by utilizing one of our convenient voting options: (1) vote by telephone, (2) record your voting instructions through the Internet, or (3) complete the enclosed proxy card and return it to us in the postage paid return envelope provided. Alternatively, you may cast your vote in person by appearing at the Meeting. Specifics regarding each of these voting options can be found on the enclosed voting instruction form.

We realize that you, like most people, lead a busy life and may be tempted to put this Proxy Statement/Prospectus aside for another day. Please don't. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration we expect you will give to these important matters. If you have questions about the proposal, please call ________, our proxy solicitor, at ________, or contact your financial adviser. Thank you for your continued support of the U.S. Global Investors Funds.

Sincerely yours,

Frank E. Holmes
Chief Executive Officer and Trustee
U.S. Global Investors Funds

U.S. GLOBAL INVESTORS FUNDS

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the MegaTrends Fund:

Notice is hereby given that the MegaTrends Fund (the "Fund"), a series of the U.S. Global Investors Funds (the "Trust), will hold a special meeting of shareholders on December 20, 2013, at 2:00 p.m., Central Time, at 7900 Callaghan Road, San Antonio, Texas 78229, as adjourned from time to time (the "Meeting"). The Meeting is being held for the following purpose:

•  For the shareholders of the MegaTrends Fund to consider and vote on a proposed reorganization of the MegaTrends Fund into the Holmes Growth Fund (which will be renamed the Holmes Macro Trends Fund on the closing date of the reorganization) and the subsequent dissolution of the MegaTrends Fund.

•  To consider and act upon such other business as may properly come before the meeting or any adjournments.

After careful consideration, the Board recommends that you vote "FOR" the proposal.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of the Fund at the close of business on November 8, 2013 (the "Record Date") are entitled to notice of, and to vote at, this Meeting and at any adjournments or postponements thereof.

In the event that a quorum is present but sufficient votes in favor of this proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to this proposal. Any adjournment of the Meeting for the further solicitation of proxies as to the proposal will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies they are entitled to vote in their discretion as to any such adjournment. A shareholder vote may be taken on the proposal in the Proxy Statement/Prospectus prior to such adjournment.

U.S. GLOBAL INVESTORS FUNDS

By Order of the Trustees,

/s/ Susan B. McGee

Susan B. McGee
Secretary

November ___, 2013

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

The information in this Combined Prospectus and Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Combined Prospectus and Proxy Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 24, 2013

PROXY STATEMENT

OF

MEGATRENDS FUND
a series of U.S. Global Investors Funds

AND

PROSPECTUS FOR

HOLMES GROWTH FUND
(to be renamed Holmes Macro Trends Fund)
a series of U.S. Global Investors Funds

The address and telephone number of each fund is:

7900 Callaghan Road
San Antonio, Texas 78229
1-800-873-8637

Shares of the fund have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This Proxy Statement/Prospectus sets forth information that an investor needs to know before investing. Please read this Proxy Statement/Prospectus carefully before investing and keep it for future reference.

INTRODUCTION

The Board of Trustees (the "Board") of U.S. Global Investors Funds (the "Trust") is soliciting the enclosed proxies in connection with a special meeting (the "Meeting") of the shareholders of the MegaTrends Fund.

The Meeting will take place on December 20, 2013, at 2:00 p.m. Central Time, at the offices of U.S. Global Investors, Inc., located at 7900 Callaghan Road, San Antonio, Texas 78229. The Meeting is being called to consider the proposed reorganization of the MegaTrends Fund into the Holmes Growth Fund (which will be renamed the Holmes Macro Trends Fund on the closing date of the proposed reorganization) (the "Holmes Fund"). Shareholders of record of the MegaTrends Fund as of November 8, 2013, will be entitled to vote at the Meeting.

This proxy statement/prospectus, dated [______________], 2013 (the "Proxy Statement/Prospectus"), is being furnished to shareholders of the MegaTrends Fund in connection with the proposed reorganization of the fund with the Holmes Fund, a series of the Trust. Following the completion of the proposed reorganization, you would become a shareholder in the Holmes Macro Trends Fund, which has the same investment objective, investment adviser, and portfolio management team, and similar investment strategies and policies as the MegaTrends Fund. In addition, the MegaTrends Fund and the Holmes Fund have the same base management fees that are subject to performance adjustments that are calculated in the same manner (using different benchmark indexes). The combined fund, though, will be larger in size. The Board unanimously recommends that shareholders vote "FOR" approval of the Reorganization.

The Proxy Statement/Prospectus contains information you should know about the proposed reorganization

A form of the agreement and plan of reorganization for the proposed reorganization is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders should read this entire Proxy Statement/Prospectus, including Exhibit A, carefully.

The date of this Proxy Statement/Prospectus is [______________], 2013.

For more complete information about the Holmes Fund, please read the fund's prospectus and statement of additional information, as they may be amended and/or supplemented. The fund's prospectus and statement of additional information have been filed with the SEC (http://www.sec.gov) and are available upon oral or written request and without charge. See "Where to Get More Information" below.

Where to Get More Information
The fund's current summary prospectus, prospectus, statement of additional information, and any applicable supplements.	On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: 1-800-873-8637.
The fund's most recent annual and semi-annual reports to shareholders.	On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: 1-800-873-8637.
A statement of additional information for this Proxy Statement/Prospectus (the "Reorganization SAI"), dated ________, 2013. It contains additional information about the fund.	On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: 1-800-873-8637.
To ask questions about this Proxy Statement/Prospectus.	Call our toll-free number: 1-800-873-8637.

The prospectus and statement of additional information of the Trust relating to the Holmes Growth and MegaTrends Funds dated May 1, 2013, as supplemented, the Trust's annual report dated December 31, 2012, and semiannual report dated June 30, 2013, relating to the Holmes Growth and MegaTrends Funds, and the Reorganization SAI are incorporated by reference into this Proxy Statement/Prospectus. No other parts of such documents are incorporated by reference herein.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust (including the proxy statement relating to the Holmes Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or at

the SEC's Northeast Regional Office (3 World Financial Center, New York, New York 10281) or Midwest Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the Public Reference Room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the funds on the EDGAR database on the SEC's Internet site at http://www.sec.gov.

Background to the Proposed Reorganization

U.S. Global Investors, Inc., your fund's investment adviser, recommended the proposed reorganization of the MegaTrends Fund with the Holmes Growth Fund (which will be renamed the Holmes Macro Trends Fund), which, after the proposed reorganization, will have substantially similar investment objectives and strategies as your fund (the "Reorganization"). U.S. Global Investors, Inc. (the "Adviser") recommended the Reorganization of your fund for a number of reasons, including:

•  You will be a shareholder of a fund that will have the same investment objective, investment adviser, and portfolio management team, and similar investment strategies and policies, as well as the same base management fee that is subject to a performance adjustment that is calculated in the same manner (using a different benchmark index) as your fund; and

•  At its current asset level, your fund does not have critical mass, and the larger combined fund may be better positioned in the market to further increase asset size and achieve economies of scale.

How Will the Reorganization Work?

•  If approved, the Reorganization is scheduled to occur on or about December 20, 2013, but may occur on such later date as the funds may agree in writing (the "Closing Date").

•  The MegaTrends Fund will transfer all of its assets to the Holmes Fund, and the Holmes Fund will assume all of the MegaTrends Fund's liabilities.

•  Shares of the Holmes Fund will be distributed to you in proportion to the total value of your holdings of shares of the MegaTrends Fund on the Closing Date. Therefore, on the Closing Date, you will hold shares of the Holmes Fund with the same total value as your holdings of shares of the MegaTrends Fund immediately prior to the Reorganization. The net asset value attributable to a class of shares of each fund will be determined using the funds' valuation policies and procedures. Each fund's valuation policies and procedures are identical.

•  No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

•  The Reorganization generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by either fund involved in the Reorganization or by the shareholders of either fund involved in the Reorganization.

•  In approving the Reorganization, the Board of Trustees of the Trust, including all of the Trustees who are not "interested" persons (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Funds, the Adviser, or U.S. Global Brokerage, Inc. (the "Independent Trustees"), has determined that the Reorganization is in the best interest of the MegaTrends Fund and will not dilute the interests of existing shareholders. The Trustees have made this determination based on factors that are discussed below.

What Are the Reasons for the Reorganization?

At a meeting held on September 30, 2013, the Board of Trustees of the Trust, including the Independent Trustees, discussed and approved the Reorganization. At this meeting, the Board met with representatives from the Adviser to discuss the Adviser's proposal to reorganize the MegaTrends Fund into the Holmes Fund due to the MegaTrends Fund's current asset level and the similarities in the investment objectives, strategies and policies of the MegaTrends Fund and the combined fund.

In connection with the Board's review of the Reorganization, the Board considered a variety of factors, including, but not limited to:

•  The investment objectives, strategies and policies of the MegaTrends Fund are similar to those of the combined fund.

•  Shareholders of the MegaTrends Fund will benefit from a lower expense ratio in the combined fund and may benefit additionally through potential economies of scale.

•  The Adviser's agreement to bear the direct and indirect costs associated with the Reorganization, except for any portfolio repositioning costs incurred by the MegaTrends Fund prior to the Reorganization, and that the Adviser currently anticipates that there will be no portfolio repositioning costs.

•  The transaction is expected to be treated as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and you therefore are not expected to recognize any taxable gain or loss for federal income tax purposes on the exchange of your fund shares for shares of the combined fund.

In its deliberations, the Board of the Trust considered all information it received, as described above. The Board concluded, based on the information presented, that the Reorganization was in the best interests of the MegaTrends Fund and that existing shareholders will not be diluted as a result thereof. The Board unanimously recommends that shareholders vote "FOR" approval of the Reorganization.

What are the Federal Income Tax Consequences of the Reorganization?

As a condition to the closing of the Reorganization, the MegaTrends Fund and the Holmes Fund must receive an opinion of Bingham McCutchen LLP to the effect that the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code. Accordingly, subject to the limited exceptions described below under the heading "Tax Status of the Reorganization," it is expected that neither you nor the MegaTrends Fund will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of the shares that you receive in the Reorganization will be the same as the aggregate tax basis of the shares that you surrender in the Reorganization. In addition, the holding period of shares you receive in the Reorganization will include the holding period of the shares of the MegaTrends Fund that you surrender in the Reorganization, provided that you held those shares as capital assets on the date of the Reorganization. However, in accordance with the MegaTrends Fund's policy that the fund distribute its investment company taxable income and net capital gains for each taxable year (in order to qualify for tax treatment as a regulated investment company and avoid federal income tax thereon at the fund level), the MegaTrends Fund will declare and pay a distribution of such income and gains to its shareholders, if any, shortly before the Reorganization. Any such distribution is expected to be taxable. For more information, see "Tax Status of the Reorganization" on page 21 of the Proxy Statement/Prospectus. The Holmes Growth Fund, with which your fund is being reorganized, may make a comparable distribution to its shareholders shortly before the Reorganization. Additionally, following the Reorganization, the combined fund will continue to make distributions according to its regular distribution schedule. You will generally need to pay tax on those distributions even though they may include income and gains that were accrued and/or realized before you became a shareholder of the combined fund.

Who Bears the Expenses Associated with the Reorganization?

Except for transaction costs associated with the purchase or sale of portfolio investments to reposition the MegaTrends Fund's portfolio prior to the Reorganization, the Adviser will be responsible for paying the expenses of the Reorganization. The Adviser currently anticipates that there will be no repositioning costs because the portfolio managers do not anticipate selling any securities in connection with the Reorganization.

THE PROPOSED REORGANIZATION

SUMMARY

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus pertaining to your fund, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

The Trust's Board has approved the Reorganization of the MegaTrends Fund with the Holmes Growth Fund (which will be renamed the Holmes Macro Trends Fund on the closing date of the Reorganization) (the "Holmes Fund"), another fund managed by U.S. Global Investors, Inc. (the "Adviser"). Currently, the investment objective and investment strategies of the MegaTrends Fund and the Holmes Fund are similar, but there are certain differences. In addition to the name change to the Holmes Fund, the Holmes Fund also will eliminate its focus on small- and mid-sized companies.

The following tables provide a comparison of certain features of the MegaTrends Fund and the Holmes Fund, and also show certain features of the combined fund, post-Reorganization, which, except as noted, are substantially similar to the corresponding features of the MegaTrends Fund. In the table below, if a row extends across the entire table, the policy disclosed applies to the MegaTrends Fund, the Holmes Fund and the combined fund.

Comparison of the MegaTrends Fund with the Holmes Growth Fund and the Combined Fund,
Post-Reorganization

	MegaTrends Fund	Holmes Growth Fund	Combined Fund, Post-Reorganization: Holmes Macro Trends Fund
Investment objective	The MegaTrends Fund's primary objective is to seek long-term capital appreciation and its secondary objective is earning income.	The Holmes Growth Fund's primary objective is to seek long-term capital appreciation.	The Holmes Macro Trends Fund's primary objective is to seek long-term capital appreciation.
Principal investment strategies

The Adviser uses a matrix of "top-down" macro models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world's largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, including "growth at a reasonable price" (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser uses a matrix of "top-down" macro models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world's largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, including "growth at a reasonable price" (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser uses a matrix of "top-down" macro models to determine weighting in countries, sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world's largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, including "growth at a reasonable price" (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

	MegaTrends Fund	Holmes Growth Fund	Combined Fund, Post-Reorganization: Holmes Macro Trends Fund
In selecting securities for the MegaTrends Fund, the Adviser makes "top-down" market allocations by identifying significant long-term "megatrends" in the global economy. Megatrends are usually defined by substantial and sustainable growth that occurs over a multi-year timeframe. Megatrends are often created by government policies, technological innovations, significant changes in supply/demand dynamics, or other formerly slow-evolving patterns.
The Adviser's "bottom-up" stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, cash flow and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations.
Under normal market conditions, the MegaTrends Fund will invest in equity and equity-related securities of companies of all sizes from all areas of the world. The equity and equity-related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs).	The Adviser's "bottom-up" stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, cash flow and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations. The Adviser considers companies of all sizes when making stock selections, but its emphasis is on small- and mid-sized companies.
Under normal market conditions, the Holmes Growth Fund invests primarily in a diversified portfolio of equity and equity-related securities. The equity and equity-related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs).	The Adviser's "bottom-up" stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, cash flow and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations. The Adviser considers companies of all sizes when making stock selections.
Under normal market conditions, the Holmes Macro Trends Fund invests primarily in a diversified portfolio of equity and equity-related securities. The equity and equity-related securities in which the fund primarily invests are common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (ADRs and GDRs).
Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes where fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance.

	MegaTrends Fund	Holmes Growth Fund	Combined Fund, Post-Reorganization: Holmes Macro Trends Fund
	The fund had a portfolio turnover rate of 398% for the fiscal year ended December 31, 2012.	The fund had a portfolio turnover rate of 214% for the fiscal year ended December 31, 2012.
Non-U.S. investments	The fund may invest in companies from all areas of the world, including American Depository Receipts (ADRs). As of September 30, 2013, 17.63% of the fund's assets were invested in foreign securities.

The fund may invest up to 25% of its total assets in foreign securities that are not publicly traded in the U.S. The fund may also invest in American Depository Receipts (ADRs), which represent shares of foreign issuers; however, the ADRs are not included in the 25% limit on foreign issuers. As part of its foreign securities, the fund may invest up to 5% of its total assets in emerging markets.

The fund may invest up to 25% of its total assets in foreign securities that are not publicly traded in the U.S. The fund may also invest in American Depository Receipts (ADRs), which represent shares of foreign issuers; however, the ADRs are not included in the 25% limit on foreign issuers. As part of its foreign securities, the fund may invest up to 5% of its total assets in emerging markets.

Derivatives	The fund also may purchase call and put options, and enter into covered option writing transactions.
Cash management and temporary investments

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, may at times maintain higher than normal cash levels. For example, the Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions.

Investment adviser	U.S. Global Investors, Inc.
Portfolio managers

The fund is managed by a team consisting of Mr. Frank E. Holmes, Mr. John Derrick, Mr. Evan Smith, and Mr. Brian Hicks. Mr. Holmes has served Chief Executive Officer of the fund since 1996 and Chief Investment Officer since 1999, Mr. Derrick has served as a portfolio manager of the fund since 2007, and Mr. Smith and Mr. Hicks have served as portfolio managers since 2011.

The fund is managed by a team consisting of Mr. Frank E. Holmes and Mr. John Derrick. Mr. Holmes has served Chief Executive Officer of the fund since 1994 and Chief Investment Officer since 1999. Mr. Derrick has served as a portfolio manager of the fund since 2004.

The fund is managed by a team consisting of Mr. Frank E. Holmes, Mr. John Derrick, Mr. Evan Smith, and Mr. Brian Hicks. Mr. Holmes has served Chief Executive Officer of the fund since 1994 and Chief Investment Officer since 1999, Mr. Derrick has served as a portfolio manager of the fund since 2004, and Mr. Smith and Mr. Hicks have served as portfolio managers since 2013.

Fiscal Year End	December 31
Business	A diversified management open-end investment company organized as a Delaware statutory trust.
Net assets (as of June 30, 2013)	$11.29 million	$36.56 million	$47.85 million (pro forma)

Comparison of Fundamental and Non-Fundamental Investment Restrictions

MegaTrends Fund	Holmes Growth Fund	Combined Fund, Post-Reorganization: Holmes Macro Trends Fund
Fundamental Investment Restrictions	Each fund will not change any of the following investment restrictions without the affirmative vote of a majority of the outstanding voting securities of the fund, which, as used herein, means the lesser of (1) 67% of the fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the fund are represented either in person or by proxy, or (2) more than 50% of the fund's outstanding shares.
A fund may not:
1. Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
2. Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
3. Engage in the business of underwriting securities issued by other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed an underwriter under the Securities Act of 1933.
4. Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.
5. Make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
6. Invest more than 25% of its total assets in securities of companies principally engaged in any one industry (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities).*
7. The MegaTrends Fund is not prohibited from purchasing or selling commodities or commodity contracts.

7. Purchase or sell commodities or commodity contracts, except a fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

7. Purchase or sell commodities or commodity contracts, except a fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

MegaTrends Fund	Holmes Growth Fund	Combined Fund, Post-Reorganization: Holmes Macro Trends Fund
The U.S. government, the Federal Reserve, the Treasury, the Securities and Exchange Commission (the "Commission"), the Commodity Futures Trading Commission (the "CFTC"), the Federal Deposit Insurance Corporation and other U.S. governmental and regulatory bodies have recently taken, or are considering taking, actions in response to the economic events of the past few years. These actions include, but are not limited to, the enactment by the United States Congress of the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law on July 21, 2010, which imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, as well as requiring sweeping new regulations by the Commission, the CFTC and other regulators. Given the broad scope, sweeping nature, and relatively recent enactment of some of these statutes and regulatory measures, the potential impact they could have on securities held by the funds currently is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the funds. Furthermore, no assurance can be made that the U.S. government or any U.S. regulatory body (or other authority or regulatory body) will refrain from taking further legislative or regulatory action. All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010, are not deemed to be commodities or commodity contracts for purposes of restriction 7 above.
* Although not part of the funds' fundamental investment restriction, for purposes of determining a company's industry, the funds use the Bloomberg Sector Classification System.
Non-Fundamental Investment Restrictions	The following investment restrictions may be changed by the board of trustees without a shareholder vote.
1. All funds will not borrow money, except that a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowings).
2. All funds will not purchase securities on margin or make short sales, except (i) short sales against the box, (ii) short-term credits as are necessary for the clearance of transactions, and (iii) margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin or selling securities short.
3. The MegaTrends Fund will not pledge or hypothecate the assets of the fund.	n/a	n/a

Comparison of Principal Risks

The following describes the risks of investing in each of the MegaTrends Fund, the Holmes Growth Fund, and the combined fund:

•  Main Risk. As with all mutual funds, loss of money is a risk of investing in the fund.

•  Market Risk. The value of the Fund's shares will go up and down based on the performance of the companies whose securities it owns and other factors affecting the securities market generally.

•  Portfolio Management Risk. The skill of the Adviser will play a significant role in the fund's ability to achieve its investment objectives. The Adviser could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.

•  Growth Stock Risk. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potentials and broader economic activities.

•  Sector Risk. The fund may invest a significant amount of its assets in certain sectors, which exposes the fund to greater market risk than if the fund diversified its assets among various sectors.

•  Foreign Securities Risk/Emerging Markets Risk. The fund's investments in foreign securities are subject to special risks. The fund's returns and share price may be affected to a large degree by several factors, including fluctuations in currency exchange rates; political, social or economic instability; the rule of law with respect to the recognition and protection of property rights; and less stringent accounting, disclosure and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets. The fund's share prices will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

•  Options Risk. Investing in options LEAPS (an option that has an expiration date of up to two and one half years), and other instruments with option-type elements may increase the volatility and/or transaction expenses of the fund. An option may expire without value, resulting in a loss of the fund's initial investment and may be less liquid and more volatile than an investment in the underlying securities.

•  Illiquidity Risk. Illiquid securities are those securities that cannot be disposed of in seven days or less at approximately the value at which a fund carries them on its balance sheet. These investments may involve a high degree of business and financial risk.

In addition to the common risks of investing in the MegaTrends Fund, the Holmes Growth Fund, and the combined fund noted above, the following is an additional risk of an investment in the Holmes Growth Fund:

•  Small- and Mid-Sized Companies Risk. The fund may invest in small- and mid-sized companies, which involve greater risk than investing in more established companies. This risk includes difficulty in obtaining reliable information and financial data and low liquidity in the market, making it difficult to dispose of shares when it may be otherwise advisable.

Comparison of Shareholder Rights

Because each fund is a series of the Trust, the Reorganization will not affect the rights and privileges of shareholders of the MegaTrends Fund. For instance, after the Reorganization shareholders of the MegaTrends Fund will have the same exchange, purchase and redemption privileges as shareholders of the MegaTrends Fund prior to the Reorganization.

Comparison of Distribution

Because each fund is a series of the Trust, shares of the Holmes Fund are distributed in the same way as shares of the same class of the MegaTrends Fund, and the method of their distribution will not be affected by the Reorganization.

Comparison of Purchase and Redemption Procedures

Because each fund is a series of the Trust, the Reorganization will not affect the purchase and redemption procedures of the MegaTrends Fund.

Comparison of Fees and Expenses

Shareholders of both the MegaTrends Fund and the Holmes Fund pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each fund. The expenses in the tables appearing below are based on the expenses of your fund for the fiscal year ended December 31, 2012. Future expenses may be greater or less. The tables also show the pro forma expenses of the combined fund assuming the Reorganization occurred on December 31, 2012. The Holmes Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Holmes Growth Fund's operating history will be used for the combined fund's financial reporting purposes.

	MegaTrends Fund(1)	Holmes Growth Fund	Combined Fund Pro Forma
Shareholder transaction fees (paid directly from your investment)
Maximum sales charge	None	None	None
Redemption fee (as a percentage of amount redeemed, as applicable, on fund shares held 7 days or less)	0.05%	0.05%	0.05%
Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee(2)	0.73%	0.74%	0.73%
Distribution and/or service (12b-1) fees	0.25%	0.25%	0.25%
Other expenses	2.16%	0.86%	0.84%
Acquired fund fees and expenses	0.00%	0.01%	0.00%
Total annual fund operating expenses	3.14%	1.86%	1.83%
Less: Fee Waiver and Expense Limitations(3)	1.06%	—	—
Net Expenses	2.08%	1.86%	1.83%

  (1)  The figures in the table are for the Investor Class shares of the MegaTrends Fund. All Institutional Class shares of the MegaTrends Fund have been redeemed or converted to Investor Class shares, and are no longer offered.

  (2)  The management fee of each fund is comprised of a base fee at an annual rate of 1.00% of a fund's average daily net assets and a performance adjustment which may increase or decrease the base rate. The funds are subject to a performance advisory fee, meaning that if a fund's performance exceeds that of a designated benchmark, the Adviser receives a higher advisory fee; if a fund underperforms its benchmark, the Adviser receives a lower advisory fee. The funds' performance adjustments are calculated in the same manner (using different designated benchmarks): a fund's cumulative performance is compared to that of its designated benchmark over a 12-month rolling period. After the Reorganization, the Holmes Fund, as the acquiring fund, will use its designated benchmark in calculating performance adjustments, rather than the benchmark of the MegaTrends Fund. When the difference between a fund's performance and the performance of its designated benchmark is less than 5%, there will be no adjustment to the base fee (known as the "null zone"). If a fund's cumulative performance exceeds by 5% or more its designated benchmark, the base advisory fee is increased by 0.25%; if a fund's cumulative performance falls below its designated benchmark by 5% or more, the base advisory fee will be decreased by 0.25%. Each fund's management fee in the table above has been adjusted based on the fund's prior performance against its designated benchmark as of December 31, 2012.

  (3)  The Adviser has voluntarily limited total fund operating expenses (exclusive of acquired fund fees and expenses, extraordinary expenses, taxes, brokerage commissions and interest, and advisory fee performance adjustments, if any) to not exceed 2.20% for the Holmes Growth Fund, 2.35% for the MegaTrends Fund, and 2.20% for the combined fund.

Examples:

The examples are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% annual return and each fund's operating expenses remain the same. Pro forma expenses are included assuming consummation of the Reorganization as of December 31, 2012. The examples do not reflect the effect of the Adviser's voluntary undertaking to limit the expenses of each fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares:	MegaTrends Fund	Holmes Growth Fund	Combined Fund (Pro Forma)
Year 1	$327	$199	$196
Year 3	$979	$595	$586
Year 5	$1,655	$1,016	$1,000
Year 10	$3,458	$2,190	$2,158
If you do not redeem your shares:	MegaTrends Fund	Holmes Growth Fund	Combined Fund (Pro Forma)
Year 1	$317	$189	$186
Year 3	$969	$585	$576
Year 5	$1,645	$1,006	$990
Year 10	$3,448	$2,180	$2,148

Comparison Performance Information

The following bar charts and tables show the volatility of the each fund's returns, which is one indicator of the risks of investing in the funds. The bar charts show changes in each fund's returns from year to year during the period indicated. The tables compare each fund's average annual returns for the last 1-, 5- and 10-year periods to those of a broad-based securities market index. How the funds performed in the past, before and after taxes, is not an indication of how they will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

Upon consummation of the Reorganization, (i) the historical performance of the Holmes Growth Fund will become the combined fund's historical performance, and (ii) the combined fund will compare its performance to the S&P Composite 1500 Index.

Annual Total Returns (as of December 31 each year)

MegaTrends Fund

Best quarter shown in the bar chart above: 26.76% in the second quarter of 2009.

Worst quarter shown in the bar chart above: (26.59)% in the third quarter of 2008.

Holmes Growth Fund

Best quarter shown in the bar chart above: 17.02% in the second quarter of 2009.

Worst quarter shown in the bar chart above: (25.35)% in the third quarter of 2008.

MegaTrends Fund

Average Annual Total Returns (for the periods ended December 31, 2012)	1 Year	5 Years	10 Years
MegaTrends Fund Return Before Taxes	5.67%	(7.44)%	4.47%
Return After Taxes on Distributions	5.72%	(7.41)%	4.18%
Return After Taxes on Distributions and Sale of Fund Shares	3.89%	(6.12)%	3.98%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.09%

Holmes Growth Fund

Average Annual Total Returns (for the periods ended December 31, 2012)	1 Year	5 Years	10 Years
Holmes Growth Fund Return Before Taxes	6.77%	(4.63)%	5.45%
Return After Taxes on Distributions	6.51%	(4.73)%	5.40%
Return After Taxes on Distributions and Sale of Fund Shares	4.74%	(3.90)%	4.77%
S&P Composite 1500 Index (reflects no deduction for fees, expenses or taxes)	16.30%	2.11%	7.54%

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MegaTrends Fund	Holmes Growth Fund	Combined Fund, Post-Reorganization: Holmes Macro Trends Fund
Management fees	Each fund pays the following percentage of its average net assets to the Adviser for advisory services: 1.00%.
A performance fee, or fulcrum fee, is designed to reward the Adviser for fund performance that exceeds a fund's designated benchmark or penalize the Adviser for fund performance which is lower than a fund's designated benchmark. A fund's cumulative performance is compared to that of its designated benchmark over a 12-month rolling period. When the difference between a fund's performance and the performance of its designated benchmark is less than 5% (this is known as the hurdle rate), there will be no adjustment to the base advisory fee. This is often referred to as the null zone. If a fund's cumulative performance exceeds by 5% or more (hurdle rate) the performance of its designated benchmark, the base advisory fee will be increased by 0.25%. If a fund's cumulative performance falls below its designated benchmark by 5% or more, the base advisory fee will be decreased by 0.25%.
The designated benchmark for the MegaTrends Fund is the S&P 500 Index.	The designated benchmark for each fund is the S&P Composite 1500 Index.

Tax Information

The combined fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the combined fund through a broker-dealer or other financial intermediary (such as a bank), the combined fund and/or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the combined fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Investment Adviser

U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, furnishes investment advice and manages the business affairs of U.S. Global Investors Funds. The Adviser was organized in 1968.

The Adviser, U.S. Global Brokerage, Inc., or its affiliates ("U.S. Global") may pay compensation, out of profits derived from the Adviser's management fee and not as an additional charge to the funds, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). These payments are in addition to any record keeping or sub-transfer agency fees, which may be payable by the funds, or other fees described in the fee table or elsewhere in the prospectus or SAI. Examples of "revenue sharing" payments include, but are not limited to, payment to financial institutions for "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the funds on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting U.S. Global access to the financial institution's sales force; granting U.S. Global access to the financial institution's conferences and meetings; assistance in training and educating the financial institution's personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial institution, or other factors as agreed to by U.S. Global and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of U.S. Global from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the funds available to its customers and may allow the funds greater access to the financial institution's customers.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract of the funds is available in the funds' annual report to shareholders.

Reasons for the Reorganization

At a meeting held on September 30, 2013, the Board of Trustees of the Trust, including the Independent Trustees, discussed and approved the Reorganization. At this meeting, the Board met with representatives from the Adviser to discuss the Adviser's proposal to reorganize the MegaTrends Fund into the Holmes Fund due to the MegaTrends Fund's current asset level and the similarities in the investment objectives, strategies and policies of the MegaTrends Fund and the combined fund.

In connection with the Board's review of the Reorganization, the Board considered a variety of factors, including, but not limited to:

•  The investment objectives, strategies and policies of the MegaTrends Fund are similar to the combined fund.

•  The Reorganization would permit shareholders of the MegaTrends Fund to pursue similar investment goals in a larger fund managed by the Adviser with the same portfolio management team.

•  Shareholders of the MegaTrends Fund will benefit from a lower expense ratio in the combined fund and may benefit additionally through potential economies of scale.

•  The Adviser's agreement to bear the direct and indirect costs associated with the Reorganization, except for any portfolio repositioning costs incurred by the MegaTrends Fund prior to the Reorganization, and that the Adviser currently anticipates that there will be no portfolio repositioning costs.

•  The Reorganization is expected to be tax-free for federal income tax purposes.

In its deliberations, the Board of the Trust considered all information it received, as described above. The Board concluded, based on the information presented, that the Reorganization was in the best interests of the MegaTrends Fund and that existing shareholders will not be diluted as a result thereof.

CAPITALIZATION (Unaudited)

The following table sets forth the capitalization of each fund as of June 30, 2013, and the pro forma combined capitalization of the combined fund as if the Reorganization occurred on that date. The actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of the each fund between June 30, 2013 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of each fund during that period resulting from income and distributions, and changes in the accrued liabilities of each fund during the same period.

	MegaTrends Fund	Holmes Growth Fund	Combined Fund Pro Forma Adjustments(1)	Pro Forma Combined Fund
Net Assets:
Investor Class	$11,251,121	$36,558,721	$35,177	$47,845,019
Institutional Class(2)	$35,177	n/a	$(35,177)	n/a
Net asset value Per Share:
Investor Class	$8.99	$20.91	—	$20.91
Institutional Class(2)	$8.90	n/a	—	n/a
Shares Outstanding:
Investor Class	1,251,331	1,748,535	(711,725)	2,288,141
Institutional Class(2)	3,952	n/a	(3,952)	n/a

  (1)  The pro forma data reflects adjustments in connection with the issuance of shares of the Holmes Fund to shareholders of the MegaTrends Fund.

  (2)  All Institutional Class shares of the MegaTrends Fund have been redeemed or converted to Investor Class shares, and are no longer offered.

It is impossible to predict how many shares of the combined fund will actually be received and distributed by your fund on the Closing Date. The table should not be relied upon to determine the amount of combined fund shares that will actually be received and distributed.

ADDITIONAL INFORMATION

For information relating to each fund and the Reorganization, including tax capital loss carryforwards, the tax status of the Reorganization, how to buy, sell or exchange Fund shares, how each fund values its securities, financial highlights information and ownership of shares of the funds, please see the sections beginning on page 18.

BOARD'S EVALUATION OF THE REORGANIZATION

For the reasons described above, the Board of Trustees of the Trust, including the Independent Trustees, approved the Reorganization. In particular, the Board of Trustees determined that the Reorganization is in the best interest of your fund and that the interests of existing fund shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Trust, including the Independent Trustees, also determined that the Reorganization is in the best interests of the fund with which your fund is reorganizing and that the interests of existing shareholders of that fund would not be diluted as a result of the Reorganization.

The Board unanimously recommends that shareholders vote "FOR" approval of the Reorganization.

OTHER IMPORTANT INFORMATION
CONCERNING THE REORGANIZATION

Portfolio Securities

After the closing of the Reorganization, management will analyze and evaluate the portfolio securities of the combined fund. While the portfolio managers do not anticipate selling any securities in connection with the Reorganization, consistent with the combined fund's investment objective and policies, any restrictions imposed by the Code and the best interests of the combined fund, management will determine the extent and duration to which the portfolio securities of the MegaTrends Fund and the Holmes Fund will be maintained by the combined fund. It is possible that, although it is not necessary to dispose of portfolio securities in order to effect the Reorganization, the portfolio managers of the combined fund may conclude that some of the holdings of the combined fund are not consistent with the combined fund's long-term investment strategy, and, accordingly, there may be dispositions of some of the portfolio securities of the combined fund following the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by the combined fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security or securities being sold, the combined fund's other gains and losses and the combined fund's ability to use any available tax capital loss carryforwards. The disposition of portfolio securities also may result in significant brokerage expense to the combined fund.

Tax Capital Loss Carryforwards

Federal income tax law permits a regulated investment company to carry forward net capital losses that arose in tax years that began on or before December 22, 2010 ("Pre-2011 Losses") for a period of up to eight taxable years. Net capital losses that arise in tax years beginning after December 22, 2010 ("Post-2010 Losses") may generally be carried forward without limit, and such carryforwards must be fully utilized before the regulated investment company is permitted to utilize carryforwards of Pre-2011 Losses. The Holmes Fund does not presently have net capital loss carryforwards for federal income tax purposes from its prior taxable years. Presently, the MegaTrends Fund has net capital loss carryforwards from its prior taxable years, as follows:

Fund	Capital Loss Carryforward
MegaTrends Fund	$13,006,309

The MegaTrends Fund's Pre-2011 Losses and their expiration dates are as follows:

Fund	2015	2016	2017
MegaTrends Fund	$6,016,468	$5,994,166	$995,675

The Funds' Post-2010 Losses are as follows:

Fund	Capital Loss Carryforward
MegaTrends Fund	$0

As of and for the period ending on the Closing Date, each fund may have net realized capital gains or losses and net unrealized capital gains or losses.

The Reorganization may result in a number of different limitations on the combined fund's ability to use realized and unrealized losses of the combining funds. In the tax year in which the Reorganization occurs, the combined fund will be able to use carryforwards of your fund's capital losses (including from your fund's short taxable year ending on the Closing Date), subject to the limitations described in the following paragraphs, to offset only a prorated portion of the combined fund's capital gains for such tax year, based on the number of days remaining after the Closing Date in the combined fund's tax year that includes the Closing Date.

The Reorganization is expected to result in a limitation on the combined fund's ability to use the MegaTrends Fund's capital loss carryforwards (including any net capital loss from the MegaTrends Fund's short taxable year ending on the Closing Date) in subsequent tax years. This limitation, imposed by Section 382 of the Code, is expected to apply because the MegaTrends Fund has capital loss carryforwards and its shareholders will own less than 50% of the combined fund immediately after the Reorganization. The annual Section 382 limitation for periods following the Reorganization generally will equal the product of the net asset value of the

MegaTrends Fund immediately prior to the Reorganization and the "long-term tax-exempt rate," published by the Internal Revenue Service, in effect at the time of the Reorganization. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations on capital loss carryforwards.

The Reorganization also may result in a limitation on the combined fund's ability to use capital loss carryforwards of the MegaTrends Fund (including any net loss from the MegaTrends Fund's short taxable year ending on the Closing Date) to offset gains realized after the Reorganization that are attributable to unrealized capital gains of the Holmes Fund as of the Closing Date. That limitation will apply if the Holmes Fund's unrealized capital gains as of the Closing Date are at least $10,000,000 or at least 15% of the net asset value of the Holmes Fund as of the Closing Date. It is not clear whether that limitation will apply to the Reorganization.

As of June 30, 2013, the MegaTrends Fund had the following current year net realized capital gains or losses, and net unrealized gains:

Fund	Current Year Realized Capital Gains	Net Unrealized Gains
MegaTrends Fund	$930,705	$459,061

As of June 30, 2013, the Holmes Fund had the following current year net realized capital gains or losses, and net unrealized gains:

Fund	Current Year Realized Capital Gains	Net Unrealized Gains
Holmes Fund	$907,595	$5,655,630

The Reorganization will have the following additional effects on the use of losses. Any capital loss carryforwards from prior years, any net current-year capital losses, and, potentially, any unrealized capital losses will benefit the shareholders of the applicable combined fund, rather than only the shareholders of the combining fund in which the loss originated. If the Reorganization involving the MegaTrends Fund closes on a date other than the fund's regular year end, it will cause the MegaTrends Fund's Pre-2011 Losses, to the extent unused from time to time, to expire one year earlier than the time they otherwise would have expired. Some portion of the MegaTrends Fund's carryforwards of Pre-2011 Losses could expire unutilized as a result of the Reorganization and/or as a result of Post-2010 Losses of the MegaTrends Fund.

Since the Reorganization is not expected to close until December 20, 2013, the net current year realized capital gains and losses and net unrealized capital gains that are potentially subject to the limitations described above may change significantly between now and the completion of the Reorganization. Further, the ability of each fund to use capital losses to offset gains (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

•  If approved, the Reorganization is scheduled to occur as of the close of business on December 20, 2013, but may occur on such later date as the funds may agree to in writing.

•  The MegaTrends Fund will transfer all of its assets to the Holmes Fund. The Holmes Fund will assume all of the MegaTrends Fund's liabilities. The net asset value of both funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

•  The Holmes Fund (which will be renamed as the Holmes Macro Trends Fund) will issue shares to the MegaTrends Fund in amounts equal to the aggregate net asset value of the MegaTrends Fund's shares. These shares will immediately be distributed to you in proportion to the total value of your holdings of shares of the MegaTrends Fund on the Closing Date. As a result, the MegaTrends Fund's shareholders will end up as shareholders of the Holmes Macro Trends Fund. The net asset value attributable to shares of each fund will be determined using the funds' valuation policies and procedures. The funds' valuation policies and procedures are identical.

•  After the shares are issued, the MegaTrends Fund will be dissolved.

•  No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

•  The Reorganization generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by shareholders of either fund involved in the Reorganization, or by either fund involved in the Reorganization, except as set forth below under the heading "Tax Status of the Reorganization." The Reorganization will not take place unless both funds involved in the Reorganization receive a tax opinion from Bingham McCutchen LLP as described below under the heading "Tax Status of the Reorganization."

Agreement and Plan of Reorganization

The Agreement and Plan of Reorganization with respect to the Reorganization of the MegaTrends Fund with Holmes Growth Fund is attached as Exhibit A to this Proxy Statement/Prospectus. Material provisions of the Agreement and Plan of Reorganization are described below, but are qualified in their entirety by the attached copy, as appropriate.

Cancellation of Share Certificates. If your shares are represented by one or more share certificates before the Closing Date, on the Closing Date all certificates will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of shares of the combined fund. The combined fund will not issue share certificates in the Reorganization.

Conditions to Closing the Reorganization. The obligation of the MegaTrends Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Holmes Growth Fund of all its obligations under the Agreement and Plan of Reorganization and representations and warranties being true as set forth in the Agreement and Plan of Reorganization (see Agreement and Plan of Reorganization, Section 6).

The obligation of the Holmes Growth Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the MegaTrends Fund's performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from the MegaTrends Fund and the representations and warranties being true as set forth in the Agreement and Plan of Reorganization (see Agreement and Plan of Reorganization, Section 7).

The funds' obligations are subject to the receipt of a favorable opinion of Bingham McCutchen LLP as to the federal income tax consequences of the Reorganization (see Agreement and Plan of Reorganization, Section 8.4).

Termination of Agreement and Plan of Reorganization. The Agreement and Plan of Reorganization may be terminated by mutual agreement of the funds. In addition, either fund may at its option terminate the Agreement and Plan of Reorganization at or before the Closing Date due to (i) a material breach by the other fund of any representation, warranty, covenant or agreement to be performed at or before the Closing Date, (ii) a condition precedent to the obligations of the terminating fund that has not been met and it reasonably appears that it will not or cannot be met, or (iii) a determination by the Board that the consummation of the transactions contemplated by the Agreement and Plan of Reorganization is not in the best interests of a fund.

Expenses of the Reorganization. Except for transaction costs associated with the purchase or sale of portfolio investments to reposition the MegaTrends Fund's portfolio prior to the Closing Date, the Adviser will be responsible for paying the expenses of the Reorganization. The Adviser currently anticipates that there will no portfolio repositioning costs because the portfolio managers do not anticipate selling any securities in connection with the Reorganization.

TAX STATUS OF THE REORGANIZATION

The Reorganization is conditioned upon the receipt by the funds of an opinion from Bingham McCutchen LLP substantially to the effect that, for federal income tax purposes:

•  The transfer to the Holmes Fund of all of the MegaTrends Fund's assets in exchange solely for the issuance of the Holmes Fund's shares to the MegaTrends Fund and the assumption of all of the MegaTrends Fund's liabilities by the Holmes Fund, followed by the distribution of the Holmes Fund's shares to MegaTrends Fund shareholders in complete liquidation of the MegaTrends Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Holmes Fund and the MegaTrends Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

•  No gain or loss will be recognized by the Holmes Fund upon its receipt of the MegaTrends Fund's assets solely in exchange for shares of the Holmes Fund and the assumption by the Holmes Fund of the MegaTrends Fund's liabilities;

•  The tax basis of each asset of the MegaTrends Fund in the hands of the Holmes Fund will be the same as the tax basis of that asset in the hands of the MegaTrends Fund immediately before the transfer of the asset, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the MegaTrends Fund on the transfer;

•  The holding period of each asset of the MegaTrends Fund in the hands of the Holmes Fund, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which that asset was held by the MegaTrends Fund (except where investment activities of the Holmes Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•  No gain or loss will be recognized by the MegaTrends Fund upon (1) the transfer of all of its assets to the Holmes Fund as described above solely in exchange for the Holmes Fund shares and the assumption by the Holmes Fund of all the liabilities of the MegaTrends Fund or (2) the distribution by the MegaTrends Fund of the combined fund's shares to the MegaTrends Fund's shareholders in complete liquidation of the MegaTrends Fund, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the MegaTrends Fund's taxable year or upon the transfer of an asset of the MegaTrends Fund regardless of whether such transfer would otherwise be a taxable transaction under the Code;

•  You will not recognize gain or loss upon the exchange of your shares for shares of the Holmes Fund as part of the Reorganization;

•  The aggregate tax basis of shares received by you in the Reorganization will be the same as the aggregate tax basis of the shares of the MegaTrends Fund you surrender in the exchange; and

•  The holding period of shares you receive in the Reorganization will include the period during which you held the shares of the MegaTrends Fund that you surrender in the exchange, provided that you hold the shares of the MegaTrends Fund as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of the MegaTrends Fund and the Holmes Fund. The condition that each fund receive such an opinion may not be waived by either fund.

No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Immediately prior to the Reorganization, the MegaTrends Fund will declare and pay a dividend, which, together with all previous dividends, is intended to have the effect of distributing to the MegaTrends Fund's shareholders all of the MegaTrends Fund's investment company taxable income (computed without regard for the dividends-paid deduction), all of its net tax-exempt income, and all of its net capital gain (after deduction for any available capital loss carryover) for taxable years ending on or prior to the Closing Date. The amount of such distribution to the shareholders of the MegaTrends Fund is estimated as of September 30, 2013, to be as set forth in the table below. The amount set forth in the table below is an estimate and based on the fund's investment company taxable income (computed without regard for the dividends-paid deduction) and net capital gains realized as if its taxable year ended on the Closing Date. The amount actually distributed to shareholders immediately prior to the Reorganization may be higher or lower than the amount set forth in the table below.

Fund	Distribution Amount (per share)
MegaTrends Fund	$0.035

Such distribution will generally result in taxable income to you.

The foregoing discussion is very general and does not take into account any considerations that may apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Shareholder Information

Pricing of Fund Shares

When you make a purchase, redemption, or exchange, the value of your transaction will be the next calculated NAV per share after we receive your request in good order. A fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request in good order prior to that time, your transaction price will be the NAV per share determined for that day. If we receive your request or payment after that time, your transaction will be effective on the next day the funds are open for business.

Opening an Account

You may open an account by calling an Investor Representative at 800-873-8637 and requesting an application or by downloading an application from our website at www.usfunds.com. Mail a signed, completed application with your initial investment to U.S. Global Investors to open your initial account. You will not need to fill out another application to invest in another U.S. Global Investors fund unless the account registration is different or we need further information to verify your identity. You may also open an account online by visiting our website at www.usfunds.com.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or hold your application for up to 30 days in order to verify your identity.

An account must have a valid physical U.S. address and each registered owner(s) must provide a valid Social Security number or other taxpayer identification to avoid possible backup withholding by the Internal Revenue Service. This prospectus should not be considered a solicitation to buy or an offer to sell shares of the funds in any jurisdiction where it would be unlawful under the securities laws of that jurisdiction.

Funding an Account

We do not accept the following instruments: money orders, starter checks, credit card checks, traveler's checks, third-party checks or other similar instruments. In addition, we do not accept cash or coins. Exceptions to this policy may be made in limited circumstances. To purchase fund shares with a check, the check must be written in U.S. dollars and drawn on a U.S. bank. Please make checks payable to: U.S. Global Investors.

To fund your initial account by a wire transfer or ACH, mail a signed, completed account application to U.S. Global Investors and reference that you will be funding the account by wire or ACH. An Investor Representative will contact you once the initial account has been established to provide the proper wiring instructions and new account number.

Minimum Investments

Initial Purchase

•  $5,000

Additional Purchases

•  $100 minimum per transaction, per fund account

Automatic Investing—ABC Investment Plan®

•  $1,000 initial investment if you elect to have monthly automated investments of at least $100 per transaction, per fund account. The $1,000 initial investment must be made by check or wire.

How to Purchase, Redeem and Exchange Shares

Purchases received by check or ACH are not available for redemption until the lesser of five business days or our receipt of confirmation from the issuing bank that your check or ACH draft has cleared. Purchases received by wire or ACH will not be considered complete until the wire or ACH is received and accepted by the funds. The funds will not be responsible for any processing delay by the bank.

Your redemption proceeds will be sent to you within seven calendar days after the effective date of the redemption. For federal income tax purposes, redemptions are a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based upon the difference between your cost basis in the shares originally purchased and the redemption proceeds received. Full liquidation of shares will result in a $10 closing fee per fund account.

A Medallion Signature Guarantee may be required for redemptions if:

•  The redemption proceeds are more than $50,000;

•  The redemption proceeds are being sent to a bank not already on file;

•  The redemption proceeds are being sent to an address other than the address of record;

•  The redemption proceeds are being sent to a payee other than the registered owner(s); or

•  The address of record for the fund account has been updated within the last 15 days.

The funds, at their discretion, may require a Medallion Signature Guarantee for changes in any situation. You may obtain a Medallion Signature Guarantee from a financial institution such as a commercial bank, savings bank, credit union or broker dealer. A Medallion Signature Guarantee cannot be obtained from a notary public.

Additional documents may be required for redemptions by corporations, executors, administrators, trustees and guardians. For instructions, please call an Investor Representative at 800-873-8637.

The exchange and redemption privilege is automatic when you complete your application unless you elected to opt out of these privileges. If you elected to not have these privileges and wish to add them to your profile of accounts, you can complete an Account Options Form or call an Investor Representative at 800-873-8637. The investment minimums applicable to share purchases also apply to exchanges, and exchanges can only be performed between identically registered accounts. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

By Internet Access—www.usfunds.com

You may access your account online by visiting our website at www.usfunds.com. After establishing access, you will be able to review account activity and balances, perform transactions, sign up for electronic delivery of statements, confirmations, financial reports, tax forms and/or prospectuses, and change certain account options. A Medallion Signature Guarantee may be required if you wish to make a redemption from your fund account into your bank account and you have changed your banking information in the past 15 days.

By Telephone—800-873-8637

Any registered account owner can call toll free to speak with an Investor Representative. Our hours of operation are Monday – Friday, 7:30 a.m. to 7 p.m. Central Time.

Telephone transaction privileges are automatically established when you complete your application. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. As long as we take reasonable steps to ensure that an order to purchase, redeem or exchanges your shares is genuine, we are not responsible for any losses that may occur. We recommend you verify the accuracy of your confirmation statements immediately after you receive them.

By Mail

To add to your account, send your check made payable to U.S. Global Investors and the appropriate investment slip that accompanies your fund's transaction confirmation to U.S. Global Investors.

For purchases into a new fund in which you are not currently invested, please mail your check for the initial investment amount and note the fund name in which you would like to open an account.

For redemptions or exchanges, send your written instructions or redemption authorization form to the address below. Each registered shareholder(s) must sign the request, with the signature(s) appearing exactly as on your account application.

•  Regular Mail

Shareholder Services
U.S. Global Investors
P.O. Box 659405
San Antonio, TX 78265-9604

•  Overnight Mail

Shareholder Services
U.S. Global Investors
7900 Callaghan Road
San Antonio, TX 78229

By Automated Clearing House (ACH) or By Bank Wire

To add to or redeem from your account via wire or ACH, visit our website at www.usfunds.com to download an Account Options Form or call 800-873-8637 to speak with an Investor Representative.

The funds will charge you $25 if a check or ACH investment is returned unpaid due to insufficient funds, stop payment or other reasons, and you will be responsible for any loss incurred by the fund. To recover any such loss or charge, the funds reserve the right to redeem shares of any U.S. Global Investors Funds that you own.

Retirement Account Distributions

For any distribution from a retirement account [traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, 403(b)], please mail a completed and signed IRA Distribution Form to the address above.

You may also request a distribution by calling an Investor Representative at 800-873-8637.

Email

The funds do not accept purchase, redemption or exchange instructions via email.

Important Shareholder Information

If your fund shares are purchased, exchanged or redeemed through a broker-dealer or other financial intermediary, the policies and procedures on these purchases, exchanges or redemptions may vary and additional fees or different account minimums may apply. For more information on these fees, check with your broker-dealer or financial intermediary.

Funds' Rights

The funds reserve the right to:

•  Reject or restrict purchase, redemption or exchange orders when in the best interest of a fund;

•  Limit or discontinue the offering of shares of a fund without notice to the shareholders;

•  Calculate the NAV per share and accept purchases, exchange and redemption orders on a business day that the NYSE is closed;

•  Require a Medallion Signature Guarantee for transactions or changes in account information;

•  Redeem an account with less than the required fund account minimum;

•  Restrict or liquidate an account when necessary or appropriate to comply with federal law;

Charge a fee for any historical information request regarding your fund account. Please call an Investor Representative at 800-873-8637 for more information regarding this fee;

•  Accept purchase orders for fund shares; and

•  To restrict, or charge fees for, checkwriting privileges.

Effective Time and Date

When you make a purchase, redemption or exchange, your transaction price will be the next calculated NAV per share after we receive your transaction request in good order. A fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your transaction request prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your transaction request after that time, the purchase will be effective on the next day the funds are open for business.

When a fund calculates its NAV, it values the securities it holds at market value. Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. When market quotes are not available or do not fairly represent market value, or if a security's value has been materially affected by events occurring after the close of a foreign market on which the security principally trades, the securities may be fair valued. Fair value will be determined in good faith using consistently applied procedures that have been approved by the trustees. Money market instruments maturing within 60 days will be valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers at the close of the NYSE.

The funds may invest in portfolio securities that are primarily listed on foreign exchanges or other markets that trade on weekends and other days when the funds do not price their shares. As a result, the market value of these investments may change on days when you will not be able to purchase or redeem shares.

Transactions received prior to the close of the NYSE by a financial intermediary that has been authorized to accept orders on the funds' behalf will be deemed accepted by a fund the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the funds permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the NYSE to the funds after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

Purchases of shares require payment by check, wire or ACH at the time the transaction is received in good order.

Use of Fair Value Pricing

When market quotations are readily available for portfolio securities which trade on an exchange or market within the Western Hemisphere, the market values used to price these securities will generally be the closing prices of the securities on the exchange or market on which the securities principally trade. Equity securities primarily traded on an exchange or market outside the Western Hemisphere are generally valued at the price that is an estimate of fair value, as provided by an independent third party.

When market quotations are not readily available or when the Adviser believes that a readily available market quotation is not reliable, fair value pricing procedures will be used to determine the fair valuation. In particular, the funds' board has determined to fair value certain securities when necessary to, among other things, avoid stale prices and make the funds less attractive to short-term trading. When a security is fair valued, there is no guarantee that the security will be sold at the price at which the fund is carrying the security.

While fair value pricing cannot eliminate the possibility of short-term trading, the Adviser and the board believe it helps protect the interests of the funds.

The Adviser will monitor domestic and foreign markets and news information for any developing events that may have an impact on the valuation of fund securities.

Account Balance

The funds may assess a quarterly small balance fee of $6 to each shareholder fund account with a balance of less than $5,000 at the time of assessment. Accounts exempt from the fee include:

(1) any fund account regularly purchasing additional shares each month through an automatic investment plan (ABC Investment Plan®); and (2) any fund account whose registered owner has an aggregate balance of

$25,000 or more invested in non-money market funds (money market funds are not counted towards the aggregate balance). The funds reserve the right to waive, modify or eliminate the small account fee at any time.

Confirmations and Statements

You will receive confirmation after any transaction. The confirmation includes the per share price and the dollar amount and number of shares purchased, redeemed or exchanged. Additionally, you will receive a quarterly statement on all fund accounts.

If you think that your confirmation or statement is incorrect or if you need more information about a transaction on the confirmation or statement, contact us promptly by mail or phone at the address or phone number indicated on the front of the confirmation or statement. To dispute any transaction on your confirmation or statement, you must contact us no later than 60 days after we send you the first confirmation or statement on which the disputed transaction occurred.

Purchase Orders

Payment for purchase orders must be received within seven business days of the time of purchase and may not exceed ten times the value of the collected balance of all like-registered accounts on the date the order is placed. Telephone purchase orders are not available for retirement accounts or money market funds. The funds will cancel unpaid telephone orders and you will be responsible for any decline in price of the shares. To recover any such loss or charge, the fund or transfer agent reserves the right to redeem shares of any U.S. Global Investors funds you own, and you could be prohibited from placing further orders unless full payment by wire accompanies the investment request. The funds may require that a purchase order meet a minimum amount and reserve the right to permit or reject a purchase order.

Excessive Short-Term Trading

The funds are not intended as short-term investment vehicles but are designed for long-term investing. However, some investors may use short-term trading strategies in an attempt to take an unfair advantage of mutual funds. These investors may trade in and out of strategically targeted mutual funds over a short time period in order to take advantage of the way those funds are managed and/or priced or simply as a trading vehicle that has lower transaction costs.

Mutual fund arbitrage may occur, for example, when a fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information available. Frequent purchases and redemptions of fund shares may be detrimental to long-term fund investors in numerous ways:

•  It may lower overall fund performance;

•  It may create increased transaction costs to the fund, which are passed along to long-term shareholders;

•  Frequent redemptions by market timers may increase taxable capital gains; and

•  It may disrupt a portfolio manager's ability to effectively manage fund assets.

The funds' board has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The policies and procedures are designed to discourage, to the extent possible, frequent purchases and redemptions of fund shares by fund shareholders in the funds.

Short-Term Trading Fee

The short-term trading fees are applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently, the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, each fund has undertaken to notify financial intermediaries of their obligation to assess the short-term trading fee on customer accounts and to collect and remit the proceeds to the fund. However, there can be no assurance that intermediaries will properly track, calculate or remit the fee in accordance with the fund's requirements. In addition, the fund may approve a waiver of short-term trading fees in the following circumstances: (i) redemptions of shares held in certain omnibus accounts, including retirement, pension, profit sharing and other qualified plans, as well as bank or trust company accounts; (ii) redemptions of shares held through firm-sponsored, discretionary asset allocation or wrap programs that utilize a regularly scheduled automatic rebalancing of assets and that the fund determines are not designed to facilitate short-term trading; (iii) redemptions of shares due to the death or disability of a shareholder; (iv) redemptions of shares in connection with required distributions and certain other transactions in an individual retirement account or qualified retirement plan; and (v) redemptions of shares by certain other accounts in the absolute discretion of the fund when a shareholder can demonstrate hardship. The funds reserve the right to modify or eliminate these waivers at any time. In addition to the circumstances noted above, the funds reserve the right to grant additional waivers based on such factors as operational limitations, contractual limitations and further guidance from the Securities and Exchange Commission or other regulators.

Omnibus Account

The Adviser has implemented procedures to monitor shareholder activity, including activity at the sub-account and account level for omnibus relationships, to identify potential market timers and to determine whether further action is warranted. There can be no assurance that these monitoring activities will successfully detect or prevent all excessive short-term trading.

It may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to an affected fund.

Accordingly, the Adviser may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group and such trades may be restricted in whole or in part.

The Adviser will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the funds and by requesting that the intermediary restrict access to a fund by a particular investor.

The Adviser may reject any purchase or exchange from any investor it believes has a history of market timing, or whose trading, in its judgment, has been or may be disruptive to the funds. The Adviser may consider the trading history of accounts under common ownership or control at U.S. Global or at other mutual fund companies to determine whether to restrict future transactions. The delivery of a known market timer's redemption proceeds may be delayed for up to seven business days or the redemption may be honored with securities rather than cash.

Householding

Unless you instruct the funds otherwise, the funds will mail only one prospectus or shareholder report(s) to your household even if more than one person in your household has an account. If you do not want the mailing of the prospectus and the shareholder report(s) to be combined with other members of your household, please call 1-800-873-8637.

Lost Accounts

The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions and it is unable to determine your new address. When an account is lost, all distributions on the account will be reinvested in additional fund shares and any systematic purchase or redemption will be stopped. In addition, the amount of any outstanding checks (unpaid for 180 days or more) or checks that have been returned by the postal service will be reinvested at the then-current NAV and the checks will be cancelled. However, checks will not be reinvested into accounts with a zero balance. All fund shares in an account that has been deemed a lost account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state escheatment or unclaimed property laws. The fund and the transfer agent will not be liable to the shareholders or their representatives for compliance in good faith with these laws. A Medallion Signature Guarantee may be required to update an account from lost status.

Retirement Plans

The funds are offered through the following Adviser sponsored IRA plans. Shareholders will be charged an annual custodial fee as follows:

Annual Custodial Fee

Traditional IRA	$10
Roth IRA	$10
Coverdell Education Savings Account (ESA)	$10
SEP IRA	$10
SIMPLE IRA	$10

The funds offer many other services, such as payroll deductions, direct deposit and systematic withdrawal plans. Please call an Investor Representative at 800-873-8637 for more information.

Distributions and Taxes

Distributions will automatically be reinvested in fund shares unless you elect to have your distributions paid in cash by check or directly deposited to your bank account of record. The funds generally distribute capital gains and income dividends, if any, annually in December, although the funds may at times make distributions on a more frequent basis, such as quarterly or monthly.

Dividends and distributions elected to be paid in cash by check will not be sent out unless the total amount of dividends and distributions received exceeds $10.

If you elect to receive distributions paid in cash by check and your check is returned undeliverable, your distribution option may be converted to the reinvestment option. You will not receive interest on amounts represented by uncashed distribution checks. We will invest in your account any dividend or other distribution payments returned to us. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share. This may not apply to IRAs.

Taxes to You

Unless you hold your shares in a tax-deferred account, you will generally owe federal income taxes on amounts paid or distributed to you by the funds whether you reinvest the distributions in additional shares or receive them in cash.

Distributions of gains from the sale of assets held by the funds for more than a year generally are taxable to you for federal income tax purposes at the applicable long-term capital gains rates, regardless of how long you have held fund shares. Distributions from other sources, except qualified dividend income, generally are taxed as ordinary income. Distributions of qualified dividend income generally will be taxable to individuals and other noncorporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year declared. Each year the fund will send you a statement that will detail distributions made to you for that year.

Dividends, interest and some capital gains received by the funds on foreign securities may be subject to foreign withholding or other foreign taxes. If a fund has more than 50% of the value of its total assets at the close of a taxable year in stock or securities of foreign corporations, the fund may make an election for the year to pass through such taxes to shareholders as a foreign tax credit. If that election is not made, any foreign taxes paid or accrued by the fund will represent an expense to the fund. If that election is made, shareholders will generally be able to claim a credit or deduction (subject to certain limitations) on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the taxes paid by the fund to foreign countries with respect to the investment income from such foreign stock or securities.

If you purchase shares of a fund just before a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend."

If you redeem fund shares in an account other than a tax-deferred account, it is generally considered a taxable event for federal income tax purposes. Depending on the purchase price and the sale price of the shares you redeem, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. Long-term capital gains are taxable to individuals and other noncorporate shareholders at a maximum federal income tax rate of 20%. Shareholders may be limited in their ability to utilize capital losses. Exchanges are treated as redemptions and purchases for federal income tax purposes.When you exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the fair market value of the shares that you receive and your tax basis for the shares that you exchange, unless you hold your shares in a tax-deferred account.

Shareholders should consult with their own tax advisors concerning the federal, state, local and foreign tax consequences of owning fund shares in light of their particular tax situations.

Tax regulations generally require that cost basis and holding period information be provided to you and the IRS when you redeem shares that you purchased on or after January 1, 2012 (known as covered shares). Unless you instruct otherwise, we will use our default method of average cost to report the cost basis of covered shares and will sell uncovered shares (shares purchased on or before December 31, 2011) before covered shares. Pursuant to Internal Revenue Service (IRS) regulations, changes to or from the average cost method must be submitted in writing or online via our website, www.usfunds.com. Prior to redeeming shares, you should contact your tax adviser regarding tax basis reporting methods. Once a redemption occurs, you must contact us no later than 60 days after we send you the first confirmation or statement to dispute the method used to report the transaction.

When you open an account, IRS regulations require that you provide your taxpayer identification number (TIN), certify that it is correct and certify that you are not subject to backup withholding. If you fail to provide your TIN or the proper tax certifications, the fund in which you hold shares will generally be required to withhold 28% of all the distributions (including dividends and capital gain distributions) and redemption proceeds paid to you. Each fund is also required to begin backup withholding on your account if the IRS instructs it to do so. Amounts withheld may be applied to your federal income tax liability and you may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

Distribution Plan

The U.S. Global Investors Funds have adopted a Rule 12b-1 plan with respect to the MegaTrends and Holmes Funds. The 12b-1 plan provides 0.25% to be paid by a fund to the Distributor to pay the Distributor, its affiliates and others for distribution and promotional expenses. Because this fee is continually paid out of the assets of each fund's shares, over time it will increase the cost of your investment and may potentially cost you more than other types of sales charges.

FINANCIAL HIGHLIGHTS

The tables below are intended to show you each fund's financial performance for the for the past five years and for the six months ended June 30, 2013. Some of the information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) on an investment in each fund. It assumes that all dividends and capital gains have been reinvested.

Except for the information for the six months ended June 30, 2013, which has not been audited, the information presented below has been audited by KPMG LLP, an independent registered public accounting firm. Their report and each fund's financial statements are included in the annual report, which is available upon request.

MegaTrends Fund

For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Two Months Ended December 31,	Year Ended October 31,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Net asset value, beginning of period	$8.08	$7.68	$8.83	$8.15	$6.28	$6.60	$12.75
Investment Activities
Net investment income (loss)	(.03 )**	.02 **	.04	.06	.03	— (a)	— (a)
Net realized and unrealized gain (loss)	.94 **	.42 **	(1.19)	.63	1.86	(.31)	(5.30)
Total from investment activities	.91	.44	(1.15)	.69	1.89	(.31)	(5.30)
Distributions
From net investment income	—	(.04)	—	(.01)	(.02)	—	—
From net realized gains	—	—	—	—	—	—	(.85)
From tax return of capital	—	—	—	—	—	(.01)	—
Total distributions	—	(.04)	—	(.01)	(.02)	(.01)	(.85)
Short-Term Trading Fees**(a)	—	—	—	—	—	—	—
Net asset value, end of period	$8.99	$8.08	$7.68	$8.83	$8.15	$6.28	$6.60
Total Return (excluding account fees)(b)	11.26%	5.67%	(13.02)%	8.43%	30.15%	(4.74)%	(44.50)%
Ratios to Average Net Assets:(c)
Net investment income (loss)	(.59)%	.24%	.35%	.43%	.45%	(.20)%	(.06)%
Total expenses	3.37%	3.13%	2.56%	2.44%	2.43%	2.96%	2.21%
Expenses waived or reimbursed(d)	(1.28)%	(1.05)%	(.41)%	(.22)%	(.48)%	(1.11)%	(.21)%
Net expenses(e)	2.09%	2.08%	2.15%	2.22%	1.95%	1.85%	2.00%
Portfolio turnover rate	137%	398%	163%	104%	100%	29%	92%
Net assets, end of period (in thousands)	$11,251	$10,327	$12,450	$16,332	$28,557	$22,035	$25,387

  *  Effective December 31, 2008, the fiscal year changed to December 31.

  **  Based on average monthly shares outstanding.

  (a)  The per share amount does not round to a full penny.

  (b)  Total returns for periods less than on year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

  (c)  Ratios are annualized for periods of less than one year.

  (d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

  (e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Two Months Ended December 31,	Year Ended October 31,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Ratios to Average Net Assets:(c)
Expenses offset(f)	—	—	—	—	—	—	—

  (f)  Effect on the expense ratio was not greater than 0.005%.

  (g)  Portfolio turnover rate is calculated at the fund level.

MegaTrends Fund

For a capital share outstanding during the

	Institutional Class
	Six Months Ended June 30, 2013		Year Ended December 31,		Period Ended December 31,
	(unaudited)		2012	2011	2010 (a)
Net asset value, beginning of period	$7.86		$7.62	$8.79	$7.84
Investment Activities
Net investment income	.11	*	.03 *	.04	.01
Net realized and unrealized gain (loss)	.93	*	.42 *	(1.16)	1.02
Total from investment activities	1.04		.45	(1.12)	1.03
Distributions from net investment income	—		(.21)	(.05)	(.08)
Short-Term Trading Fees	—		—	—	—
Net asset value, end of period	$8.90		$7.86	$7.62	$8.79
Total Return (excluding account fees)(b)	13.23%		5.95%	(12.70)%	13.08%
Ratios to Average Net Assets:(c)
Net investment income	2.42%		.31%	.70%	.51%
Total expenses	43.42%		3.94%	2.81%	8.09%
Expenses waived or reimbursed(d)	(44.48)%		(2.06)%	(1.00)%	(6.48)%
Net expenses(e)	(1.06	)%(f)	1.88%	1.81%	1.61%
Portfolio turnover rate(h)	137%		398%	163%	104%
Net assets, end of period (in thousands)	$35		$130	$2,458	$3,970

  *  Based on average monthly shares outstanding.

  (a)  From March 1, 2010, commencement of operations.

  (b)  Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

  (c)  Ratios are annualized for periods of less than one year.

  (d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

  (e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Institutional Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Period Ended December 31,
	(unaudited)	2012		2011		2010 (a)
Ratios to Average Net Assets:(c)
Expenses offset	—	—	(g)	—	(g)	— (g)

  (f)  For the six months ended June 30, 2013, the net expense ratio was negative due to negative performance fee adjustments to the investment advisory fee. Please refer to Note 3 of the notes to financial statements for further information on the calculation of performance fee adjustments. The ratio may not be indicative of the ratio going forward. The net expense ratio excluding the negative performance adjustments was 2.72% for the six months ended June 30, 2013.

  (g)  Effect on the expense ratio was not greater than 0.005%.

  (h)  Portfolio turnover rate is calculated at the fund level.

Holmes Growth Fund

For a capital share outstanding during the

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Two Months Ended December 31,	Year Ended October 31,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Net asset value, beginning of period	$18.51	$17.62	$18.65	$15.54	$12.79	$14.14	$24.78
Investment Activities
Net investment loss	(.11)	(.10)	(.26)	(.22)	(.13)	(.01)	(.15)
Net realized and unrealized gain (loss)	2.51	1.29	(.77)	3.54	2.88	(1.34)	(10.49)
Total from investment activities	2.40	1.19	(1.03)	3.32	2.75	(1.35)	(10.64)
Distributions
From net investment income	—	—	—	(.21)	—	—	—
From net realized gains	—	(.30)	—	—	—	—	—
Total distributions	—	(.30)	—	(.21)	—	—	—
Short-Term Trading Fees**(a)	—	—	—	—	—	—	—
Net asset value, end of period	$20.91	$18.51	$17.62	$18.65	$15.54	$12.79	$14.14
Total Return (excluding account fees)(b)	12.97%	6.77%	(5.52)%	21.35%	21.50%	(9.55)%	(42.94)%
Ratios to Average Net Assets:(c)
Net investment loss	(1.02)%	(.51)%	(1.25)%	(1.29)%	(.93)%	(.27)%	(.65)%
Total expenses	1.85%	1.85%	2.00%	1.93%	2.10%	2.51%	1.74%
Expenses waived or reimbursed(d)	—	— (f)	—	— (f)	(.33)%	(.76)%	—
Net expenses(e)	1.85%	1.85%	2.00%	1.93%	1.77%	1.75%	1.74%
Portfolio turnover rate	58%	214%	210%	160%	219%	20%	140%
Net assets, end of period (in thousands)	$36,559	$34,639	$35,316	$40,604	$37,149	$32,488	$36,231

  *  Effective December 31, 2008, the fiscal year changed to December 31.

  **  Based on average monthly shares outstanding.

  (a)  The per share amount does not round to a full penny.

  (b)  Total returns for periods less than on year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

  (c)  Ratios are annualized for periods of less than one year.

  (d)  Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

  (e)  The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio, or decrease the net investment income ratio, as applicable, had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Six Months Ended June 30, 2013	Year Ended December 31,				Two Months Ended December 31,	Year Ended October 31,
	(unaudited)	2012	2011	2010	2009	2008*	2008
Ratios to Average Net Assets:(c)
Expenses offset(f)	—	—	—	—	—	—	—

  (f)  Effect on the expense ratio was not greater than 0.005%.

OWNERSHIP OF SHARES OF THE MEGATRENDS AND HOLMES GROWTH FUNDS

[The disclosure and tables below will be updated to reflect information regarding shareholders owning greater than 5% of each fund as of October 31, 2013, prior to the Proxy Statement/Prospectus being mailed to shareholders.]

The funds are aware of the following entities or persons who owned more than 5% of the outstanding shares of the funds as of October 31, 2013. The table also sets forth the estimated percentage of shares of the combined fund that would have been owned by such parties if the Reorganization had occurred on October 31, 2013. These amounts may differ on the Closing Date.

FUND	SHAREHOLDERS	PERCENTAGE OWNED	TYPE OF OWNERSHIP	ESTIMATED PRO FORMA PERCENTAGE OF OWNERSHIP OF THE COMBINED FUND AFTER THE REORGANIZATION
MegaTrends Fund	[ ]	[ ]	[ ]	[____]
Holmes Growth Fund	[ ]	[ ]	[ ]	[____]

More information on the funds is available at no charge, upon request:

Annual/Semi-Annual Report

Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders, which are available free of charge on the funds' website at www.usfunds.com. These reports describe the funds' performance, list holdings, and describe recent market conditions, fund investment strategies and other factors that had a significant impact on each fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

More information about the funds, their investment strategies, and related risks is provided in the SAI. The SAI and the funds' website (www.usfunds.com) include a description of the funds' policy with respect to the disclosure of portfolio holdings. There can be no guarantee that the funds will achieve their objectives. The current SAI is on file with the SEC and is legally considered a part of this prospectus and is available free of charge on the funds' website at www.usfunds.com.

To Request Information:

BY PHONE	1-800-873-8637
BY MAIL	Shareholder Services U.S. Global Investors P.O. Box 659405 San Antonio, TX 78265-9604
BY INTERNET	www.usfunds.com

The SEC also maintains an EDGAR database at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference and other information that the funds file electronically with the SEC. You may also visit or call the SEC's Public Reference Room in Washington, D.C. (1-202-551-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, D.C. 20549-1520 or by electronic request at the following e-mail address: publicinfo@sec.gov.

VOTING AND MEETING PROCEDURES

How to Vote

This proxy is being solicited by the Board of Trustees of the Trust.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" THE
PROPOSED REORGANIZATION.

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement/Prospectus on or about November ___, 2013, but proxies may also be solicited by telephone and/or in person by representatives of the Trust, regular employees of the Adviser, its affiliates, or a proxy solicitor, a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The costs of the Meeting, including the costs of retaining a proxy solicitor, preparation and mailing of the notice, Proxy Statement/Prospectus and proxy card, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Adviser. The estimated cost of retaining a proxy solicitor is approximately $9,000. Per the arrangement made between the Adviser and the proxy solicitor, the proxy solicitor will act as overall manager of the proxy process and will provide mailing, tabulation, and solicitation services.

Shareholder Voting. Shareholders of the MegaTrends Fund who own shares as of the Record Date will be entitled to notice of, and to vote at, the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of the Record Date, ____ shares of the MegaTrends Fund were issued and outstanding, representing the same number of votes.

As of the Record Date, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of the MegaTrends Fund, and there were no persons who were known to control the MegaTrends Fund. As of the Record Date, the Adviser owned beneficially or of record ___% of the MegaTrends Fund's outstanding shares and anticipates voting such shares for the proposed reorganization.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "nonvotes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly. For purposes of the proposed reorganization, abstentions and broker nonvotes will have the effect of a "NO" vote.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy and it is executed properly, but you give no voting instructions with respect to the proposed reorganization, your shares will be voted "FOR" the proposed reorganization. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. If you vote by telephone or Internet, please do not return your proxy card unless you later elect to change your vote. You may revoke your proxy (1) at any time prior to its exercise by written notice of its revocation to the Secretary of the Trust prior to the Meeting, (2) by the subsequent execution and return of another proxy prior to the Meeting, or (3) by being present and voting in person at the Meeting and giving oral notice of revocation to the chairman of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

Required Vote. Approval of the proposed reorganization requires the affirmative vote of a "majority of the outstanding voting securities" of the MegaTrends Fund, provided a quorum is present. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in this Proxy Statement/Prospectus, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the MegaTrends Fund present at the Meeting if more than 50% of the outstanding voting securities of the MegaTrends Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the MegaTrends Fund. With respect to the

Trust, a quorum to conduct business consists of one-third of the shares of the MegaTrends Fund entitled to vote at a shareholder meeting. Lesser numbers are sufficient for adjournments.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Proxy Statement/Prospectus may be delivered to shareholders residing at the same address, unless such shareholders have notified the MegaTrends Fund of their desire to receive multiple copies of the shareholder reports and proxy statements that the MegaTrends Fund sends. If you would like to receive an additional copy, please contact the MegaTrends Fund by writing to the MegaTrends Fund or by calling 1-800-873-8637. The MegaTrends Fund will then promptly deliver a separate copy of the Proxy Statement/Prospectus to the requesting shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the MegaTrends Fund's shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

As a general matter, the Trust does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposal to the Secretary of the Trust at 7900 Callaghan Road, San Antonio, Texas 78229.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Other Matters to Come Before the Meeting

The Board is not aware of any matters that will be presented for action at the Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters in accordance with their best judgment in the interest of the MegaTrends Fund.

To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Board of Trustees,

/s/ Susan B. McGee

Susan B. McGee
Secretary

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This FORM OF AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of ______, 2013 (the "Agreement"), by and among U.S. Global Investors Funds, a Delaware statutory trust (the "Trust"), on behalf of its series the MegaTrends Fund (the "Target Fund"), and the Trust, on behalf of its series the Holmes Growth Fund (the "Acquiring Fund"), and, solely for purposes of paragraph 9.2 hereof, U.S. Global Investors, Inc. ("USGI"). The Acquiring Fund and the Target Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

The transaction described in this Agreement is intended to constitute a "reorganization" as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Target Fund to the Acquiring Fund solely in exchange for (A) the issuance of voting [Investor Class shares] of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Target Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund on the closing date of the Reorganization (the "Closing Date"), and (2) the distribution by the Target Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation and dissolution of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and each of the Target Fund and the Acquiring Fund is a separate series of the Trust.

WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the Target Fund and its shareholders and is not dilutive of the interests of the Target Fund's existing shareholders.

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interest of the Acquiring Fund and is not dilutive of the interests of the Acquiring Fund's existing shareholders.

NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE TARGET FUND.

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Fund will transfer all of its assets as set forth in Paragraph 1.2 hereof (the "Acquired Assets") to the Acquiring Fund, free and clear of all liens and encumbrances and subject to no restrictions on the full transfer thereof (other than those arising under the Securities Act of 1933, as amended (the "Securities Act")), and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Target Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, with an aggregate net asset value ("NAV") equal to the aggregate NAV of the Target Fund, taking into account the NAV per share of each class of the Target Fund outstanding on the Closing Date, as determined in the manner set forth in Paragraphs 2.1 and 2.2 hereof; and (ii) to assume all of the liabilities and obligations of the Target Fund, whether accrued or contingent, known or unknown, existing as of the Closing (collectively, the "Assumed Liabilities"). Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

1.2  The Acquired Assets shall consist of all of the Target Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Target Fund or the Trust in respect of the Target Fund, all other intangible property owned by the Target Fund, originals or copies of or access to all books and records of the Target Fund, and all other assets of the Target Fund as of the Closing. The Acquiring Fund shall also be entitled to receive copies of all records that the Trust is required to maintain under the Investment Company Act, and the rules of the Securities and Exchange Commission (the "Commission") promulgated thereunder, or other applicable laws, to the extent such records pertain to the Target Fund.

1.3  The Target Fund will use its best efforts to discharge prior to the Closing all of its known liabilities and obligations that are or will become due prior to the Closing.

1.4  On or as soon after the Closing Date as is practicable (the "Liquidation Date"), the Trust shall liquidate the Target Fund and distribute to the Target Fund's shareholders of record, determined as of the Valuation Time as defined in Paragraph 2.1 below (the "Target Fund Shareholders"), the Acquiring Fund Shares received by the Target Fund pursuant to Paragraph 1.1 hereof. Each Target Fund Shareholder shall receive the number of full and fractional Acquiring Fund Shares that have an aggregate NAV equal to the aggregate NAV of the shares of beneficial interest in the Target Fund (the "Target Fund Shares") held of record by such Target Fund Shareholder as of the Valuation Time. Such liquidation and distribution will be accomplished by the Trust transferring the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Target Fund Shareholders and representing the respective number of the Acquiring Fund Shares due the Target Fund Shareholders. The Trust shall record evidence of such liquidation and distribution. All issued and outstanding Target Fund Shares will simultaneously be cancelled on the books of the Target Fund, and the Target Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Any certificates representing ownership of Target Fund Shares that remain outstanding as of the Closing shall be deemed to be cancelled and shall no longer evidence ownership of Target Fund Shares.

1.6  Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7  Any reporting responsibility of the Trust with respect to the Target Fund for periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust.

1.8  No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

2.  VALUATION

2.1  The NAV per share of the Acquiring Fund Shares and the NAV per share of each class of the Target Fund Shares outstanding on the Closing Date shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the Closing Date (the "Valuation Time"). The NAV per share of Acquiring Fund Shares shall be computed in the manner set forth in the Trust's Agreement and Declaration of Trust, or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The NAV per share of each then-outstanding class of the Target Fund shall be computed in the manner set forth in the Trust's Declaration of Trust or By-Laws, and the Target Fund's then-current prospectus and statement of additional information.

2.2  The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by dividing the aggregate NAV of the Target Fund, taking into account all classes of shares of the Target Fund outstanding on the Closing Date, as determined in accordance with Paragraph 2.1 hereof, by the NAV per share of Acquiring Fund Shares, as determined in accordance with Paragraph 2.1 hereof.

2.3  The Acquiring Fund and the Target Fund shall cause a copy of its respective valuation report to be delivered to the other Fund at the Closing (as defined in Paragraph 3.1). All computations of value shall be made by the pricing agent for the Acquiring Fund and the Target Fund.

3.  CLOSING AND CLOSING DATE

3.1  The Closing Date shall be on or near December 20, 2013, or such earlier or later date as the parties may agree. All acts necessary to consummate the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise agreed by the parties. The Closing shall be held at the offices of USGI, or at such other place as the parties may agree.

3.2  Portfolio securities that are held other than in book-entry form in the name of Brown Brothers Harriman & Co. (the "Target Fund Custodian") as record holder for the Target Fund shall be presented by the Target Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Target Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Target Fund Custodian in book-entry form on behalf of the Target Fund shall be delivered by the Target Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash balances maintained by the Target Fund Custodian shall be delivered by the Target Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian and the Acquiring Fund Custodian crediting such funds to the account of the Acquiring Fund.

3.3  The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Trust, on behalf of the Target Fund, shall deliver within one business day after the Closing, a certificate of an authorized officer stating that all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made.

3.4  If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Target Fund Shares pursuant to Paragraph 2.1 is impracticable (in the judgment of the Trust Board), the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as may be mutually agreed in writing by an authorized officer of each party.

3.5  The Target Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers, tax basis and holding period information, and backup withholding and nonresident alien withholding statuses and certificates of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund Shares owned by each Target Fund Shareholder as of the Valuation Time, certified by the President or Secretary of the Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Target Fund Shareholders, (b) provided by the Target Fund Custodian, or (c) derived from the Trust's records by such officers or one of the Trust's service providers. The Acquiring Fund shall issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund's account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other Fund or its counsel may reasonably request.

4.  REPRESENTATIONS AND WARRANTIES

4.1  Except as set forth on Schedule 4.1 of this Agreement, the Trust, on behalf of the Target Fund, represents, warrants and covenants to the Acquiring Fund, as follows:

(a)  The Target Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Target Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b)  The Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement on behalf of the Target Fund will not result in a material violation of, any provision of the Trust's Agreement and Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Target Fund to which the Trust, on behalf of the Target Fund, is a party or by which the Target Fund or any of its assets are bound;

(c)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Target Fund or any of the Target Fund's properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Target Fund's business. The Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Target Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Target Fund;

(d)  All material contracts or other commitments of the Target Fund (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) will be terminated at or prior to the Closing Date and no such termination will result in liability to the Target Fund (or the Acquiring Fund);

(e)  The Statement of Assets and Liabilities of the Target Fund, and the related Statements of Operations and Changes in Net Assets, and the Schedule of Investments, and the notes thereto, as of and for the fiscal year ended December 31, 2012, have been audited by an independent registered public accounting firm retained by the Target Fund, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Target Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Target Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Target Fund as of such date and the results of its operations for the period then ended. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Trust to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists with respect to the Target Fund that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

(f)  Since the most recent fiscal year end, except as specifically disclosed in the Target Fund's prospectus or its statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Target Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Target Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (f) (but not for any other purpose of this Agreement), a decline in NAV per Target Fund Share arising out of its normal investment operations or a decline in market values of securities in the Target Fund's portfolio or a decline in net assets of the Target Fund as a result of redemptions or the discharge of Target Fund liabilities shall not constitute a material adverse change.

(g)  For each taxable year of its existence (including the taxable year ending on the Closing Date), the Target Fund has had in effect an election to be treated as a "regulated investment company" under Subchapter M of the Code, has satisfied all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been eligible to compute its federal income tax under Section 852 of the Code, and has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), the Target Fund will have distributed, on or before the Closing Date, substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) the Target Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation (including the calendar year that includes the Closing Date), the Target Fund will have made such distributions, if any, on or before the Closing Date, as are necessary so that for all calendar years ending on or before the Closing Date, and for the calendar year that includes the Closing Date, the Target Fund will not have any unpaid tax liability under Section 4982 of the Code. The Target Fund has no earnings or profits accumulated for any taxable year in which the provisions of Subchapter M of the Code did not apply. All dividends paid by the Target Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends-paid deduction under Section 562 of the Code;

(h)  All issued and outstanding Target Fund Shares are, and on the Closing Date will be, legally issued and outstanding, fully paid and non-assessable by the Target Fund. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the

Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Target Fund Shares, nor is there outstanding any security convertible into any Target Fund Shares;

(i)  At the Closing Date, the Target Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

(j)  The Trust has the trust power and authority, on behalf of the Target Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Trust, on behalf of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(k)  The information to be furnished by the Trust, on behalf of the Target Fund, to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Target Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(l)  The information included in the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished by the Target Fund to the Acquiring Fund for inclusion in the Registration Statement or information included in the Registration Statement concerning the Target Fund that has been reviewed by the Target Fund, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(m)  Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by this Agreement;

(n)  All of the issued and outstanding Target Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

(o)  The current prospectus and statement of additional information of the Target Fund and any amendments or supplements thereto did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

(p)  The Target Fund currently complies in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Target Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Trust with respect to the Target Fund. All advertising and sales material currently used by the Target Fund complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission promulgated thereunder, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Target Fund during the three (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(q)  Neither the Target Fund nor, to the knowledge of the Target Fund, any "affiliated person" of the Target Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Target Fund, has any affiliated person of the Target Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act") or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act;

(r)  The tax representation certificate to be delivered by the Trust, on behalf of Target Fund, to Bingham McCutchen LLP at the Closing pursuant to Paragraph 7.4 hereof (the "Target Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading; and

(s)  All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to have been paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (e) above. To the best of the Target Fund's knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

4.2  Except as set forth on Schedule 4.2 of this Agreement, the Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Target Fund as follows:

(a)  The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b)  The Trust's registration statement on Form N-1A with respect to the Acquiring Fund that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and will not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(c)  The Registration Statement and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Target Fund for inclusion therein or information included therein concerning the Trust or the Target Fund that has been reviewed by the Target Fund, as covered by the Target Fund's representation, warranty and covenant in Paragraph 4.1(l) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. The Registration Statement (other than information furnished by the Target Fund for inclusion therein or information included therein concerning the Trust or the Target Fund that has been reviewed by the Target Fund, as covered by the Target Fund's representation, warranty and covenant in Paragraph 4.1(l) hereof) will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d)  The Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement on behalf of the Acquiring Fund will not result in a material violation of, any provision of the Agreement and Declaration of Trust or By-Laws of the Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Trust, on behalf of the Acquiring Fund is a party or by which the Acquiring Fund or any of its assets is bound;

(e)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund's business. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

(f)  The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(g)  Upon consummation of the Reorganization, all issued and outstanding Acquiring Fund Shares, including those Acquiring Fund Shares to be delivered by the Acquiring Fund in accordance with Paragraph 1.1, will be, legally issued, fully paid and non-assessable and will have been offered for sale and sold in every state or territory in which the Target Fund Shares were offered for sale and sold on the Closing Date in compliance in all material respects with all applicable federal and state securities laws;

(h)  The Trust has the trust power and authority, on behalf of the Acquiring Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Trust, on behalf of the Target Fund, this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(i)  The information to be furnished in writing by the Trust, on behalf of the Acquiring Fund, for use in applications for orders, proxy materials, registration statements, and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(j)  No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by this Agreement by the Trust or the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

(k)  Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act;

(l)  The tax representation certificate to be delivered by the Trust, on behalf of the Acquiring Fund, to Bingham McCutchen LLP at the Closing pursuant to Paragraph 6.3 hereof (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

(m)  All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to have been paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes are properly reflected on the Acquiring Fund's financial statements as of and for the fiscal year ended December 31, 2012. To the best of the Acquiring Fund's knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund; and

(n)  For each taxable year of its operation, the Acquiring Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for treatment as a regulated investment company and has had in effect an election to be treated as such, and has been eligible to compute and has computed its federal income tax under Section 852 of the Code. For each taxable year of its operation ending prior to the Closing Date, the Acquiring Fund will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (a) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid), (b) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Section 265 and Section 171(a)(2) of the Code, and (c) any net capital gain (as defined in the Code) (after reduction for any capital loss carryover) such that for all tax periods ending prior to the Closing Date the Acquiring Fund will not have any unpaid tax liability under Section 852 of the Code. In addition, the Acquiring Fund will satisfy each of the foregoing with respect to its taxable year that includes the Closing Date. For each calendar year of its operation ending prior to the Closing Date, such Acquiring Fund will have made such distributions, if any, as are necessary so that for all calendar years ending prior to the Closing Date such Acquiring Fund will not have any unpaid tax liability under Section 4982 of the Code. The Acquiring Fund has no earnings or profits accumulated for any taxable year in which the provisions of Subchapter M of the Code did not apply. All dividends paid by the Acquiring Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends-paid deduction under Section 562 of the Code.

5.  COVENANTS

The Target Fund and the Acquiring Fund, respectively, hereby further covenant as follows:

5.1  The Target Fund and the Acquiring Fund each will operate its business in the ordinary course of business between the date hereof and the Closing Date except as otherwise provided herein. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares. The Target Fund covenants and agrees to coordinate its portfolio, as set forth in Paragraph 5.10, in order that at the Closing, when the Acquired Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will be consistent with the implementation of the Acquiring Fund's investment objective, policies, strategies and restrictions on the Closing Date, a written description of which has been delivered to the Target Fund.

5.2  The Target Fund will call and hold a special meeting of the Target Fund's shareholders to consider the approval of this Agreement and act upon the matters set forth in the proxy materials.

5.3  The Acquiring Fund will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with the special meeting of the Target Fund's shareholders, and will promptly prepare and file with the Commission the Registration Statement, which shall include the Proxy Materials. The Target Fund will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

5.4  The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Target Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Target Fund Shares.

5.6  Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.7  The Target Fund shall furnish to the Acquiring Fund on the business day immediately following the Closing Date a statement of assets and liabilities of the Target Fund as of the Closing Date ("Statement of Assets and Liabilities") setting forth the NAV (as computed pursuant to Paragraph 2.1 hereof) of the Target Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Trust shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Trust.

5.8  Neither Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to the Target Fund or Trust, in the Target Fund Tax Representation Certificate and, with respect to the Acquiring Fund or Trust, in the Acquiring Fund Tax Representation Certificate.

5.9  Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a) of the Code, and shall not take any position inconsistent with such treatment.

5.10  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Target Fund that the Acquiring Fund does not wish to acquire because they are not consistent with the Acquiring Fund's implementation of its investment objective, policies, restrictions or strategies on the Closing Date, and the Target Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Target Fund to purchase so that, immediately after the Closing, the Acquiring Fund's portfolio will be consistent with the Acquiring Fund's implementation of its investment objective, policies, restrictions and strategies on the Closing Date, and the Target Fund agrees to purchase prior to the Closing such assets pursuant to the Acquiring Fund's implementation of its investment objective, policies, restrictions or strategies on the Closing Date. Notwithstanding the foregoing, the Target Fund shall not dispose of or purchase any assets if, in the reasonable judgment of the Target Fund, such disposition could adversely affect the status of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code for federal income tax purposes.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Target Fund in writing:

6.1  All representations and warranties by the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2  The Trust, on behalf of the Acquiring Fund, shall have delivered to the Target Fund on the Closing Date a certificate of the Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement on behalf of the Acquiring Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 has been met, and as to such other matters as the Target Fund shall reasonably request;

6.3  The Trust, on behalf of the Acquiring Fund, shall have delivered to Bingham McCutchen LLP an Acquiring Fund Tax Representation Certificate, satisfactory to Bingham McCutchen LLP concerning certain tax-related matters; and

6.4  With respect to the Acquiring Fund, the Trust's Board of Trustees shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

7.1  All representations and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2  The Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Fund on the business day immediately following the Closing Date the Statement of Assets and Liabilities of the Target Fund pursuant to Paragraph 5.6 hereof, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Trust's Treasurer or Assistant Treasurer;

7.3  The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate of the Trust, on behalf of the Target Fund, executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Target Fund, made in this Agreement on behalf of the Target Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 has been met, and as to such other matters as the Acquiring Fund shall reasonably request;

7.4  The Trust, on behalf of the Target Fund, shall have delivered to Bingham McCutchen LLP a Target Fund Tax Representation Certificate, satisfactory to Bingham McCutchen LLP, concerning certain tax-related matters; and

7.5  With respect to the Target Fund, the Trust's Board of Trustees shall have determined that the Reorganization is in the best interests of the Target Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8.  FURTHER CONDITIONS PRECEDENT

If any of the conditions set forth below does not exist on or before the Closing with respect to either Fund hereto, the other Fund that is a party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Target Fund's shareholders in accordance with the provisions of the Trust's Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Target Fund's shareholders shall have been delivered by the Target Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

8.2  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either Fund hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Fund may waive any such conditions for itself;

8.4  The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act; and

8.5  The parties (other than USGI) shall have received an opinion of Bingham McCutchen LLP, dated as of the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations, and upon certifications contained in the Acquiring Fund Tax Representation Certificate and the Target Fund Tax Representation Certificate, for federal income tax purposes, (i) the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Target Fund and the Acquiring Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Acquired Assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities, (iii) the tax basis in the hands of the Acquiring Fund of each Acquired Asset will be the same as the tax basis of such Acquired Asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer; (iv) the holding period of each Acquired Asset in the hands of the Acquiring Fund immediately after the transfer thereof, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include in each instance the period during which such Acquired Asset was held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by the Target Fund upon the transfer of the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities, or upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Target Fund's taxable year or upon the transfer of an Acquired Asset, regardless of whether such transfer would otherwise be a non-taxable transaction under the Code; (vi) no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares solely for Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate tax basis of the Acquiring Fund Shares that each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor; and (viii) each Target Fund Shareholder's holding period for the Acquiring Fund Shares received in the Reorganization will include the period for which such shareholder held the Target Fund Shares exchanged therefor, provided that the Target Fund Shareholder held such Target Fund Shares as capital assets on the date of the exchange. Notwithstanding anything in this Agreement to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Paragraph 8.5.

9.  BROKERAGE FEES

9.1  Each party hereto represents and warrants to the other parties hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2  USGI will pay all of the direct and indirect expenses and the out-of-pocket costs and expenses of the Reorganization incurred by the Acquiring Fund, the Target Fund or the Trust (including, without limitation, the cost of preparing, printing and mailing the Registration Statement and other Proxy Materials, accounting fees, legal fees incurred by each Fund, solicitation costs of the transaction and other related administrative or operational costs), except that any costs associated with transactions effected in the Target Fund's portfolio prior to the Closing pursuant to Paragraph 5.9, if any, will be borne by the Target Fund before the Reorganization. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in such party's failure to qualify for tax treatment as a "regulated investment company" within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES; UNDERTAKING

10.1  The Trust, the Acquiring Fund and the Target Fund each agrees that it has not made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1, 4.2 or Sections 5, 8 or 9 hereof and that this Agreement constitutes the entire agreement between the parties with respect to the matters covered by this Agreement.

10.2  The covenants to be performed after the Closing by each of the Trust, the Acquiring Fund, the Target Fund and USGI shall survive the Closing. The representations, warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

11.  TERMINATION

11.1  This Agreement may be terminated by mutual agreement. In addition, either Fund may at its option terminate this Agreement at or prior to the Closing Date:

(a)  because of a material breach by the other Fund of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

(b)  because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

(c)  by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

(d)  by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Target Fund's shareholders.

11.2  In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, or the Target Fund, or the trustees or officers of the Trust, but, subject to Paragraph 9.2 hereof, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust; provided, however, that following the meeting of the Target Fund's shareholders called by the Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Target Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Paragraph 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.  NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Trust at 7900 Callaghan Road, San Antonio, Texas 78229.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3  This Agreement shall be governed by and construed in accordance with the internal laws of Texas, without giving effect to conflict of laws principles; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

14.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other parties hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5  It is expressly agreed that the obligations of the Trust shall not be binding upon any of its respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only the property of the Acquiring Fund or the Target Fund, as the case may be, as provided in the Trust's Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the trustees of the Trust and this Agreement has been executed by authorized officers of the Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Target Fund, as the case may be, as provided in the Trust's Agreement and Declaration of Trust.

[Signature page follows.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:	[•] on behalf of HOLMES GROWTH FUND
By: ____________________________________ Name: Title:	By: ____________________________________ Name: Title: [Vice] President
Attest:	[•] on behalf of MEGATRENDS FUND
By: ____________________________________ Name: Title:	By: ____________________________________ Name: Title: [Vice] President
Attest:	[•] on behalf of U.S. GLOBAL INVESTORS, INC.
By: ____________________________________ Name: Title:	By: ____________________________________ Name: Title: [Vice] President

Schedule 4.1

Schedule 4.2

U.S. GLOBAL INVESTORS FUNDS

HOLMES GROWTH FUND
(to be renamed Holmes Macro Trends Fund)

7900 Callaghan Road
San Antonio, Texas 78229

Relating to the Acquisition of the Assets and Liabilities of
the MegaTrends Fund

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. You should read it in conjunction with the combined Proxy Statement and Prospectus dated __________, 2013, which relates to the shares of the Holmes Growth Fund (to be renamed the Holmes Macro Trends Fund) (the "Holmes Fund"), a series of U.S. Global Investor Funds (the "Trust"), to be issued in exchange for shares of the MegaTrends Fund, a separate series of the Trust. At a Special Meeting of Shareholders of the Trust to be held on December 20, 2013, at 2:00 p.m. CT, shareholders of the MegaTrends Fund will be asked to approve the reorganization of the MegaTrends Fund into the Holmes Fund, as described in the combined Proxy Statement and Prospectus (the "Reorganization").

You may request the combined Proxy Statement and Prospectus, free of charge, from U.S. Global Investors, Inc. (the "Adviser"), by writing to 7900 Callaghan Road, San Antonio, Texas 78229, or calling 1-800-US-FUNDS (1-800-873-8637). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the combined Proxy Statement and Prospectus. Please retain this Statement of Additional Information for further reference.

The date of this Statement of Additional Information is _____________, 2013.

TABLE OF CONTENTS

INTRODUCTION	3
EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE	3
ADDITIONAL INFORMATION ABOUT EACH FUND	3
PRO FORMA COMBINED FINANCIAL STATEMENTS	3

2

INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in the combined Proxy Statement and Prospectus dated _____________, 2013 relating to the reorganization of the MegaTrends Fund into the Holmes Growth Fund (which will be renamed the Holmes Macro Trends Fund on the closing date of the reorganization) (the "Holmes Fund").

EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference only insofar as they relate to the MegaTrends Fund and the Holmes Growth Fund. No other part of these documents are incorporated by reference herein. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1.  The Statement of Additional Information of the Holmes and MegaTrends Funds dated May 1, 2013, as filed with the Securities and Exchange Commission on May 1, 2013 (Accession No. 0001104659-13-035762).

2.  The Annual Report of the Holmes and MegaTrends Funds for the fiscal year ended December 31, 2012, as filed with the SEC on March 8, 2013 (Accession No. 0001104659-13-018601).

3.  The Semiannual Report of the Holmes and MegaTrends Funds for the period ended June 30, 2013, as filed with the SEC on August 28, 2013 (Accession No. 0001104659-13-066632).

ADDITIONAL INFORMATION ABOUT EACH FUND

Additional information about each fund can be found in each fund's most recent Statement of Additional Information, which is incorporated by reference into this registration statement.

PRO FORMA COMBINED FINANCIAL STATEMENTS

The unaudited pro forma financial statements relating to the proposed reorganization of the MegaTrends Fund into the Holmes Fund follow below.

3

Pro Forma Combined Portfolio of Investments (unaudited)  June 30, 2013

	MegaTrends Fund			Holmes Growth Fund			Holmes Growth Fund Pro Forma Combined
	Shares	Value		Shares	Value		Shares	Value
Common Stocks 87.92%
Agricultural Operations 0.08%
Agriterra Ltd.	627,600	$18,994	*	647,600	$19,599	*	1,275,200	$38,593	*
Apparel Manufacturers 1.94%
Michael Kors Holdings Ltd.				15,000	930,300	*	15,000	930,300	*
Audio/Video Products 0.44%
Sony Corp., Sponsored ADR	10,000	211,900					10,000	211,900
Automotive – Cars & Light Trucks 0.99%
Ford Motor Co.	15,000	232,050					15,000	232,050
Toyota Motor Corp., Sponsored ADR	2,000	241,320					2,000	241,320
		473,370						473,370
Automotive/Truck Parts & Equipment – Original 0.49%
Visteon Corp.	3,700	233,544	*				3,700	233,544	*
Cable/Satellite TV 1.03%
Comcast Corp., Class A	5,500	230,340					5,500	230,340
Time Warner Cable, Inc.	2,350	264,328					2,350	264,328
		494,668						494,668
Casino Hotels 1.66%
Las Vegas Sands Corp.	4,000	211,720		11,000	582,230		15,000	793,950
Casino Services 0.77%
Bally Technologies, Inc.				6,500	366,730	*	6,500	366,730	*
Chemicals – Diversified 1.21%
Westlake Chemical Corp.				6,000	578,460		6,000	578,460
Chemicals – Specialty 0.26%
Eastman Chemical Co.	1,750	122,518					1,750	122,518
Coal 0.03%
Pacific Coal Resources Ltd.	39,830	16,287	*				39,830	16,287	*
Commercial Services 0.22%
Iron Mountain, Inc.		4,000		106,440			4,000	106,440
Commercial Services – Financial 3.24%
MasterCard, Inc., Class A				2,700	1,551,150		2,700	1,551,150
Computer Services 0.22%
Cognizant Technology Solutions Corp., Class A	1,700	106,437	*				1,700	106,437	*
Computers 0.22%
Apple, Inc.	260	102,981					260	102,981
Computers – Memory Devices 0.25%
EMC Corp.	5,000	118,100					5,000	118,100
Consulting Services 1.43%
Gartner, Inc.				12,000	683,880	*	12,000	683,880	*
Dialysis Centers 2.21%
DaVita HealthCare Partners Inc.	1,750	211,400	*	7,000	845,600	*	8,750	1,057,000	*
Diversified Banking Institutions 3.67%
Bank of America Corp.	17,500	225,050		70,000	900,200		87,500	1,125,250
JPMorgan Chase & Co.	4,100	216,439					4,100	216,439
Morgan Stanley	8,575	209,487					8,575	209,487
The Goldman Sachs Group, Inc.	1,350	204,188					1,350	204,188
		855,164						1,755,364
E-Commerce/Products 2.24%
Amazon.com, Inc.	450	124,960	*				450	124,960	*
eBay, Inc.				10,000	517,200	*	10,000	517,200	*
MercadoLibre, Inc.				4,000	431,040		4,000	431,040
					948,240			1,073,200

4

Pro Forma Combined Portfolio of Investments (unaudited)  June 30, 2013

	MegaTrends Fund			Holmes Growth Fund			Holmes Growth Fund Pro Forma Combined
	Shares	Value		Shares	Value		Shares	Value
E-Commerce/Services 4.47%
Expedia, Inc.	2,000	$120,300					2,000	$120,300
OpenTable, Inc.				12,000	$767,400	*	12,000	767,400	*
priceline.com, Inc.				1,000	827,130	*	1,000	827,130	*
TripAdvisor, Inc.				7,000	426,090	*	7,000	426,090	*
					2,020,620			2,140,920
Electric – Generation 0.52%
Pacific Power Generation Corp. (RS)	349,057	248,249	*@#				349,057	248,249	*@#
Electric – Integrated 0.25%
PPL Corp.	4,000	121,040					4,000	121,040
Electronic Components – Miscellaneous 0.25%
Jabil Circuit, Inc.	5,900	120,242					5,900	120,242
Energy – Alternate Sources 0.14%
Pacific Green Energy Corp. (RS)	100,000	66,410	*@#				100,000	66,410	*@#
Engineering/Research & Development Services 0.25%
Fluor Corp.	2,000	118,620					2,000	118,620
Finance – Commercial 1.35%
IOU Financial, Inc.				1,490,000	552,613	*+	1,490,000	552,613	*+
IOU Financial, Inc., 144A				250,000	92,720	*+	250,000	92,720	*+
					645,333			645,333
Finance – Credit Card 0.47%
Discover Financial Services	4,700	223,908					4,700	223,908
Finance – Investment Banker/Broker 0.11%
Canaccord Financial, Inc.				10,000	54,301		10,000	54,301
Food – Baking 0.35%
Flowers Foods, Inc.				7,500	165,375		7,500	165,375
Food – Miscellaneous/Diversified 0.25%
ConAgra Foods, Inc.	3,400	118,762					3,400	118,762
Gold Mining 0.01%
Gran Colombia Gold Corp.	2,848	5,038	*				2,848	5,038	*
Internet Application Software 1.45%
Splunk, Inc.				15,000	695,400	*	15,000	695,400	*
Internet Content – Information/Network 0.75%
LinkedIn Corp., Class A				2,000	356,600	*	2,000	356,600	*
Internet Financial Services 0.00%
Direct Markets Holdings Corp.				10,000	70	*	10,000	70	*
Internet Incubators 1.01%
HomeAway, Inc.				15,000	485,100	*	15,000	485,100	*
Investment Management/Advisory Services 1.18%
WisdomTree Investments, Inc.	19,000	219,830	*	30,000	347,100	*	49,000	566,930	*
Life/Health Insurance 0.49%
Manulife Financial Corp.	14,500	232,290					14,500	232,290
Machinery – General Industrial 4.25%
Chart Industries, Inc.				6,000	564,540	*	6,000	564,540	*
DXP Enterprises, Inc.				6,000	399,600	*	6,000	399,600	*
Wabtec Corp.				20,000	1,068,600		20,000	1,068,600
					2,032,740			2,032,740
Medical – Biomedical/Gene 2.09%
Amgen, Inc.	2,100	207,186		3,300	325,578		5,400	532,764
Celgene Corp.				4,000	467,640	*^	4,000	467,640	*^
					793,218			1,000,404
Medical – Drugs 0.49%
Merck & Co., Inc.	5,000	232,250					5,000	232,250

5

Pro Forma Combined Portfolio of Investments (unaudited)  June 30, 2013

	MegaTrends Fund			Holmes Growth Fund			Holmes Growth Fund Pro Forma Combined
	Shares	Value		Shares	Value		Shares	Value
Medical – Generic Drugs 2.22%
Actavis, Inc.				4,000	$504,880	*	4,000	$504,880	*
Mylan, Inc.				18,000	558,540	*	18,000	558,540	*
					1,063,420			1,063,420
Medical – HMO 1.01%
Aetna, Inc.	3,600	$228,744					3,600	228,744
Cigna Corp.	3,500	253,715					3,500	253,715
		482,459						482,459
Medical – Hospitals 0.49%
African Medical Investments plc				1,000,000	3,422	*	1,000,000	3,422	*
Tenet Healthcare Corp.	5,000	230,500	*				5,000	230,500	*
								233,922
Medical – Wholesale Drug Distribution 1.00%
Cardinal Health, Inc.	5,000	236,000					5,000	236,000
McKesson Corp.	2,100	240,450					2,100	240,450
		476,450						476,450
Medical Instruments 1.40%
Edwards Lifesciences Corp.	1,550	104,160	*	5,000	336,000	*	6,550	440,160	*
St. Jude Medical, Inc.	5,000	228,150					5,000	228,150
		332,310						668,310
Medical Labs & Testing Services 0.51%
ICON plc	6,900	244,467	*				6,900	244,467	*
Metal – Iron 0.84%
Andean Pacific Iron Corp., 144A (RS)	430,000	200,208	*@#	430,000	200,208	*@#	860,000	400,416	*@#
Multi-line Insurance 0.95%
American International Group, Inc.	5,000	223,500	*				5,000	223,500	*
MetLife, Inc.	5,000	228,800					5,000	228,800
		452,300						452,300
Multimedia 0.50%
Twenty-First Century Fox, Inc., Class A	7,400	241,240					7,400	241,240
Oil – Field Services 2.61%
Core Laboratories N.V.				4,000	606,640		4,000	606,640
Hornbeck Offshore Services, Inc.				12,000	642,000	*	12,000	642,000	*
					1,248,640			1,248,640
Oil – US Royalty Trusts 1.61%
BP Prudhoe Bay Royalty Trust				8,000	770,160		8,000	770,160
Oil Companies – Exploration & Production 5.71%
Continental Resources, Inc.				10,000	860,600	*	10,000	860,600	*
Gulfport Energy Corp.				10,000	470,700	*	10,000	470,700	*
Newfield Exploration Co.	5,000	119,450	*				5,000	119,450	*
Oasis Petroleum, Inc.				30,000	1,166,100	*	30,000	1,166,100	*
QEP Resources, Inc.	4,200	116,676					4,200	116,676
		236,126			2,497,400			2,733,526
Oil Field Machinery & Equipment 4.20%
Dresser-Rand Group, Inc.				12,000	719,760	*	12,000	719,760	*
Dril-Quip, Inc.				7,000	632,030	*	7,000	632,030	*
Flotek Industries, Inc.				30,000	538,200	*	30,000	538,200	*
National-Oilwell Varco, Inc.	1,700	117,130					1,700	117,130
					1,889,990			2,007,120
Oil Refining & Marketing 0.22%
Marathon Petroleum Corp.	1,500	106,590					1,500	106,590
Quarrying 2.17%
Pacific Stone Tech, Inc. (RS)	2,405	599,061	*@#	1,757	437,651	*@#	4,162	1,036,712	*@#

6

Pro Forma Combined Portfolio of Investments (unaudited)  June 30, 2013

	MegaTrends Fund			Holmes Growth Fund			Holmes Growth Fund Pro Forma Combined
	Shares	Value		Shares	Value		Shares	Value
Real Estate Management/Services 0.50%
Mitsubishi Estate Co., Ltd., ADR	9,000	$240,390					9,000	$240,390
Real Estate Operating/Development 0.89%
Pacific Infrastructure, Inc. (RS)	326,533	326,533	*@#	100,000	$100,000	*@#	426,533	426,533	*@#
Recreational Vehicles 1.87%
Polaris Industries, Inc.	2,400	228,000		7,000	665,000		9,400	893,000
Rental Auto/Equipment 2.24%
Avis Budget Group, Inc.				20,000	575,000	*	20,000	575,000	*
United Rentals, Inc.				10,000	499,100	*	10,000	499,100	*
					1,074,100			1,074,100
Retail – Automobile 1.11%
Lithia Motors, Inc., Class A				10,000	533,100		10,000	533,100
Retail – Discount 0.80%
Dollar Tree, Inc.				7,500	381,300	*	7,500	381,300	*
Retail – Gardening Products 1.23%
Tractor Supply Co.				5,000	588,050		5,000	588,050
Retail – Major Department Store 2.35%
TJX Companies, Inc.	4,500	225,270		18,000	901,080		22,500	1,126,350
Retail - Restaurants 3.34%
Chuy's Holdings, Inc.				16,000	613,440	*	16,000	613,440	*
Starbucks Corp.				15,000	982,350		15,000	982,350
					1,595,790			1,595,790
Retail – Vitamins/Nutritional Supplements 1.39%
GNC Holdings, Inc., Class A				15,000	663,150		15,000	663,150
Semiconductors Components/Integrated Circuits 0.23%
QUALCOMM, Inc.	1,800	109,944					1,800	109,944
Steel – Specialty 0.23%
Allegheny Technologies, Inc.	4,200	110,502					4,200	110,502
Transportation – Rail 1.61%
Union Pacific Corp.				5,000	771,400		5,000	771,400
Transportation – Services 0.23%
FedEx Corp.	1,100	108,438					1,100	108,438
Transportation – Truck 1.74%
Old Dominion Freight Line, Inc.				20,000	832,400	*	20,000	832,400	*
Total Common Stocks		10,510,526			31,554,507			42,065,033
(cost $9,973,512, $25,941,434 and $35,914,946, respectively)
Exchange-Traded Funds (ETF) 2.55%
iShares Mortgage Real Estate Capped Index Fund	9,000	113,940					9,000	113,940
SPDR S&P Bank ETF				15,000	430,800		15,000	430,800
SPDR S&P Regional Banking ETF				20,000	677,600		20,000	677,600
Total Exchange-Traded Funds		113,940			1,108,400			1,222,340
(cost $119.675, $891,765 and $1,011,440, respectively)
Warrants 0.00%
Gold Mining 0.00%
Gran Colombia Gold Corp., 144A, Warrants (October 2017)				3,700	0	*@#	3,700	*@#
Medical – Hospitals 0.00%
African Medical Investments plc, Warrants (June 2014)				500,000	0	*@#	500,000	0	*@#
Total Warrants		0			0			0
(cost $0, $0 and $0, respectively)

7

Pro Forma Combined Portfolio of Investments (unaudited)  June 30, 2013

	MegaTrends Fund		Holmes Growth Fund			Holmes Growth Fund Pro Forma Combined
	Contracts	Value	Contracts	Value		Contracts	Value
Purchased Put Options 0.31%
Exchange-Traded Funds 0.31%
SPDR S&P 500 ETF, Strike Price 150, Expiration July 2013	100	$3,350				100	$3,350
SPDR S&P 500 ETF, Strike Price 155, Expiration July 2013	100	8,850				100	8,850
SPDR S&P 500 ETF, Strike Price 160, Expiration July 2013	50	11,250	550	$123,750		600	135,000
Total Purchased Put Options		23,450		123,750			147,200
(cost $57,924, $157,700 and $215,624, respectively)
Master Limited Partnership 0.47%	Units		Units			Units
Oil Companies – Exploration & Production 0.47%
Mid-Con Energy Partners L.P.			10,000	225,500		10,000	225,500
(cost $239,560, $0 and $239,560, respectively)
Gold-Linked Note 0.73%	Principal Amount		Principal Amount			Principal Amount
Gold Mining 0.73%
Gran Colombia Gold Corp., 144A, 10.00%, maturity 10/31/17			$370,000	347,800	@#	$370,000	347,800	@#
(cost $0, $239,560 and $239,560, respectively)
Silver-Linked Note 0.41%
Gold Mining 0.41%
Gran Colombia Gold Corp., 5.00%, maturity 08/11/18	$109,000	50,140	316,000	145,360		425,000	195,500
(cost $87,884, $253,275 and $341,159, respectively)
Corporate Note 0.52%
Electric – Generation 0.52%
Pacific Power Generation Corp., 15.00%, maturity 04/03/2017 (RS)	100,000	100,000 @#	150,000	150,000	@#	250,000	250,000	@#
(cost $100,000, $150,000 and $250,000, respectively)
Total Investments 92.91%		10,798,056		33,655,317			44,453,373
(cost $10,338,995, $28,003,734 and $38,342,729, respectively)
Other assets and liabilities, net 7.09%		488,242		2,903,404			3,391,646
Net Assets 100%		$11,286,298		$36,558,721			$47,845,019
Call Option Written	Shares Subject	To Call	Shares Subject	To Call		Shares Subject	To Call
Celgene Corp., Strike Price 120, Expiration July 2013	–	$–	4,000	$10,260		4,000	$10,260
(premiums received $0, $14,308 and $14,308, respectively) (Note 4A)

See notes to pro forma combined portfolio of investments and notes to pro forma combined financial statements.

8

Notes to Pro Forma Combined Portfolio of Investments (unaudited)  June 30, 2013

Legend

*  Non-income producing security

+  Affiliated company (see following)

ADR  American Depositary Receipt

RS  Restricted Security (see following)

#  Illiquid security

^  Security or portion of security segregated as collateral for written options

@  Security was fair valued at June 30, 2013, by U.S. Global Investors, Inc. (Adviser) (other than international securities fair valued pursuant to systematic fair value models) in accordance with valuation procedures approved by the Board of Trustees. These securities, as a percentage of net assets at June 30, 2013, were 3.38% of Holmes Growth Fund and 13.65% of MegaTrends Fund, respectively. See the Fair Valuation of Securities section of these Notes to Pro Forma Combined Portfolio of Investments for further discussion of fair valued securities. See further information and detail on restricted securities in the Restricted Securities section of these Notes to Pro Forma Combined Portfolio of Investments.

144A  Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

General

Principal amounts are in U.S. dollars unless otherwise noted.

Fair Valuation of Securities

For the Funds' policies regarding the valuation of investments and other significant accounting policies, please refer to the Notes to Pro Forma Combined Financial Statements.

The Funds are required to disclose information regarding the fair value measurements of a Fund's assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirement established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short term U.S. government obligations are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Because of the inherent uncertainties of valuation, the values reflected in the portfolios may materially differ from the values received upon actual sale of those investments.

The three levels defined by the fair value hierarchy are as follows:

Level 1—Quoted prices in active markets for identical securities.

Level 2—Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party in order to adjust for stale pricing and foreign market holidays.

Level 3—Prices determined using significant unobservable inputs (including the Fund's own assumptions). For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in determining fair value.

9

Notes to Pro Forma Combined Portfolio of Investments (unaudited)  June 30, 2013

The following table summarizes the valuation of each Fund's securities as of June 30, 2013, using the fair value hierarchy:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Holmes Growth Fund
Investments in Securities*
Common Stocks:
Agricultural Operations	$–	$19,599	$–	$19,599
Medical – Hospitals	–	3,422	–	3,422
Metal – Iron	–	–	200,208	200,208
Quarrying	–	–	437,651	437,651
Real Estate Operating/Development	–	–	100,000	100,000
All Other Common Stocks	30,793,627	–	–	30,793,627
Exchange-Traded Funds	1,108,400	–	–	1,108,400
Warrants:
Gold Mining	–	–	–	–
Medical – Hospitals	–	–	–	–
Purchased Put Option:
Exchange-Traded Funds	–	123,750	–	123,750
Master Limited Partnership	225,500	–	–	225,500
Gold-Linked Note:
Gold Mining	–	–	347,800	347,800
Silver-Linked Note	145,360	–	–	145,360
Corporate Note:
Electric – Generation	–	–	150,000	150,000
Total	$32,272,887	$146,771	$1,235,659	$33,655,317
Other Financial Instruments
Written Call Option	$–	$10,260	$–	$10,260
MegaTrends Fund
Investments in Securities*
Common Stocks:
Agricultural Operations	$–	$18,994	$–	$18,994
Electric – Generation	–	–	248,249	248,249
Energy – Alternate Sources	–	–	66,410	66,410
Metal – Iron	–	–	200,208	200,208
Quarrying	–	–	599,061	599,061
Real Estate Operating/Development	–	–	326,533	326,533
All Other Common Stocks	9,051,071	–	–	9,051,071
Exchange-Traded Fund	113,940	–	–	113,940
Purchased Put Options:
Exchange-Traded Funds	–	23,450	–	23,450
Silver-Linked Note	50,140	–	–	50,140
Corporate Note:
Electric – Generation	–	–	100,000	100,000
Total	$9,215,151	$42,444	$1,540,461	$10,798,056

*  Refer to the Pro Forma Combined Portfolio of Investments for a detailed list of the Fund's investments.

  During the twelve-month period, Holmes Growth Fund had a transfer from Level 2 to Level 1 in the amount of $645,333 due to a security being valued at the mean between bid and ask quotations at June 30, 2012, and at a quoted price at June 30, 2013. The Funds' policy is to recognize transfers in and transfers out as of the end of the reporting period.

  There were no transfers in or out of Level 3 during the twelve-month period ended June 30, 2013.

10

Notes to Pro Forma Combined Portfolio of Investments (unaudited)  June 30, 2013

The following is a reconciliation of assets for which unobservable inputs (Level 3) were used in determining fair value during the twelve-month ended June 30, 2013:

	Beginning Balance 06/30/2012	Purchases	Net change in unrealized appreciation (depreciation)	Paydowns/ Maturities	Reclassifications	Ending Balance 06/30/2013	Net change in unrealized appreciation (depreciation) from Investments held as of 06/30/2013(1)
Holmes Growth Fund
Investments in Securities
Common Stocks:
Metal – Iron	$100,000	$–	$208	$–	$100,000	$200,208	$208
Quarrying	380,000	–	57,651	–	–	437,651	57,651
Real Estate Operating/ Development	100,000	–	–	–	–	100,000	–
Convertible Debenture:
Metal – Iron	100,000	–	–	–	(100,000)	–	–
Gold-Linked Note:
Gold Mining	–	370,000	(22,200)	–	–	347,800	(22,200)
Corporate Notes:
Electric – Generation	150,000	–	–	–	–	150,000	–
Transportation – Air Freight	–	250,000	–	(250,000)	–	–	–
Total Investments in Securities	$830,000	$620,000	$35,659	$(250,000)	$–	$1,235,659	$35,659
	Beginning Balance 06/30/2012	Purchases	Net change in unrealized appreciation (depreciation)	Paydowns/ Maturities	Reclassifications	Ending Balance 06/30/2013	Net change in unrealized appreciation (depreciation) from Investments held as of 06/30/2013(1)
MegaTrends Fund
Investments in Securities
Common Stocks:
Electric – Generation	$23,358	$–	$224,891	$–	$–	$248,249	$224,891
Energy – Alternate Sources	100,000	–	(33,590)	–	–	66,410	(33,590)
Metal – Iron	100,000	–	208	–	100,000	200,208	208
Quarrying	520,000	–	79,061	–	–	599,061	79,061
Real Estate Operating/ Development	326,533	–	–	–	–	326,533	–
Convertible Debenture:
Metal – Iron	100,000	–	–	–	(100,000)	–	–
Corporate Note:
Electric – Generation	100,000	–	–	–	–	100,000	–
Total Investments in Securities	$1,269,891	$–	$270,570	$–	$–	$1,540,461	$270,570

(1)  Any difference between Net change in unrealized appreciation (depreciation) from Investments held as of June 30, 2013, may be due to an investment no longer held or categorized as Level 3 at period end.

11

Notes to Pro Forma Combined Portfolio of Investments (unaudited)  June 30, 2013

Significant unobservable inputs developed by the Valuation Committee for Level 3 investments are as follows:

	Fair Value at 6/30/2013	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Holmes Growth Fund
Investments in Securities
Common Stocks	$100,000	Market Transaction(1)	Discount	0%
Common Stocks	637,859	Methods of Comparables/ Consensus Pricing(2)	Discount	0	%-25% (17%)
Gold-Linked Note	347,800	Market Transaction(1)	Discount	6%
Corporate Note	150,000	Market Transaction(1)	Discount	0%
MegaTrends Fund
Investments in Securities
Common Stocks	326,533	Market Transaction(1)	Discount	0	%-34% (8%)
Common Stocks	1,113,928	Methods of Comparables/ Consensus Pricing(2)	Discount	0	%-25% (14%)
Corporate Note	100,000	Market Transaction(1)	Discount	0%

(1)  Market transaction refers to most recent known market transaction, including transactions in which the fund participated, as adjusted for any discount as discussed above.

(2)  The Methods of Comparables/Consensus Pricing valuation technique involves gathering observable and unobservable data related to securities that exhibit characteristics to that of the Level 3 security, and using such information as an input into the valuation of the Level 3 security.

The majority of securities classified as Level 3 are private companies. The initial valuation is usually cost, which is then adjusted as determined by the Valuation Committee for subsequent known market transactions and evaluated for progress against anticipated milestones and current operations. An evaluation that the holding no longer meets expectations could result in the application of discounts and a significantly lower fair valuation.

Affiliated Companies—Indicated in Portfolio of Investments as "+"

The Investment Company Act of 1940 defines affiliates as companies in which the Fund owns at least 5% of the outstanding voting securities. The following is a summary of transactions with each affiliated company during the period ended June 30, 2013.

		Shares of Affiliated Companies
Holmes Growth Fund	June 30, 2012	Additions	Reductions	June 30, 2013
IOU Financial, Inc.	1,538,000	202,000	–	1,740,000

At June 30, 2013, the value of investments in affiliated companies was $645,333, representing 1.77% of net assets, and the total cost was $670,154. There were no realized gains or losses on transactions, and there was no income earned for the period.

Restricted Securities—Indicated in Portfolio of Investments as "RS"

The following securities are subject to contractual and regulatory restrictions on resale or transfer. These investments may involve a high degree of business and financial risk. Because of the thinly traded markets for these investments, a Fund may be unable to liquidate its securities in a timely manner, especially if there is negative news regarding the specific securities or the markets overall. These securities could decline significantly in value before the Fund could liquidate these securities. The issuer bears the cost of registration, if any, involved in the disposition of these securities.

Holmes Growth Fund	Acquisition Date	Cost per Share/Unit
Andean Pacific Iron Corp., 144A	06/07/2011-10/3/2011	$0.47
Pacific Infrastructure, Inc.	11/22/10	$1.00
Pacific Power Generation Corp., Corporate Note	05/25/12	$100.00
Pacific Stone Tech, Inc.	04/19/10	$216.28

12

Notes to Pro Forma Combined Portfolio of Investments (unaudited)  June 30, 2013

As of June 30, 2013, the total cost of restricted securities was $830,000, and the total value was $887,859, representing 2.43% of net assets.

MegaTrends Fund	Acquisition Date	Cost per Share/Unit
Andean Pacific Iron Corp., 144A	06/07/2011-10/3/2011	$0.47
Pacific Green Energy Corp.	03/24/11	$1.00
Pacific Infrastructure, Inc.	08/06/10-11/22/10	$1.00
Pacific Power Generation Corp.	08/06/10	$0.07
Pacific Power Generation Corp., Corporate Note	05/25/12	$100.00
Pacific Stone Tech, Inc.	04/19/10	$216.22

As of June 30, 2013, the total cost of restricted securities was $1,270,000, and the total value was $1,540,461, representing 13.65% of net assets.

13

Pro Forma Combined Statements of Assets and Liabilities (unaudited)
June 30, 2013

	MegaTrends Fund	Holmes Growth Fund	Total Pro Forma Adjustments		Holmes Growth Fund Pro Forma Combined
Investments, at identified cost	$10,338,995	$28,003,734			$38,342,729
Assets
Investments, at value:
Securities of unaffiliated issuers	$10,798,056	$33,009,984			$43,808,040
Securities of affiliated issuers	—	645,333			645,333
Cash	497,857	2,956,145			3,454,002
Receivables:
Investments sold	—	—			—
Dividends and interest	21,700	25,390			47,090
Capital shares sold	807	2,259			3,066
From adviser	—	—			—
Other assets	9,181	11,511			20,692
Total Assets	11,327,601	36,650,622	—		47,978,223
Liabilities
Payables:
Investments purchased	—	3,780			3,780
Capital shares redeemed	6,306	2,057			8,363
Adviser and affiliates	1,002	36,201			37,203
Accounts payable and accrued expenses	33,995	39,603			73,598
Written options at value (Premiums $0 and $14,308)	—	10,260			10,260
Total Liabilities	41,303	91,901	—		133,204
Net Assets	$11,286,298	$36,558,721	$—		$47,845,019
Net Assets Consist of:
Paid-in capital	$22,955,572	$29,246,105			$52,201,677
Distributions in excess of net investment income	(51,324)	(209,369)			(260,693)
Accumulated net realized gain (loss) on investments and foreign currencies	(12,077,011)	1,866,355			(10,210,656)
Net unrealized appreciation of investments and other assets and liabilities denominated in foreign currencies	459,061	5,655,630			6,114,691
Net assets applicable to capital shares outstanding	$11,286,298	$36,558,721	$—		$47,845,019
By share class Net Assets
Investor class	$11,251,121	$36,558,721	$35,177	(a)	$47,845,019
Institutional class	35,177	N/A	(35,177	)(a)	N/A
Capital shares outstanding, an unlimited number of no par shares authorized
Investor class	1,251,331	1,748,535	(711,725	)(b)	2,288,141
Institutional class	3,952	N/A	(3,952	)(a)	N/A
Net Asset Value, Public Offering Price, Redemption Price, per share
Investor class	$8.99	$20.91			$20.91
Institutional class	8.90	N/A			N/A

  (a)  Adjustment reflects closure of the Institutional Class and transfer to Investor Class.

  (b)  Adjustment reflects additional shares issued in connection with the proposed Reorganization.

See accompanying notes to pro forma combined financial statements.
14

Pro Forma Statements of Operations (unaudited)
For the Twelve Months Ended June 30, 2013

	MegaTrends Fund	Holmes Growth Fund	Total Pro Forma Adjustments		Holmes Growth Fund Pro Forma Combined
Net Investment Income Income:
Dividends from unaffiliated issuers	$216,133	$381,550			$597,683
Foreign tax withheld on dividends	(4,738)	(3,140)			(7,878)
Net dividends	211,395	378,410	—		589,805
Interest and other	20,808	87,544			108,352
Total income	232,203	465,954	—		698,157
Expenses:
Management fee	82,902	270,353			353,255
Administrative services fee	4,633	28,932	4,771	(b)	38,336
Administrative services fee—Investor class	4,507	—	(4,507	)(b)	—
Administrative services fee—Insitutional class	126	—	(126	)(b)	—
Transfer agent fees and expenses—Investor class	53,235	79,278	(8,245	)(a)(b)	124,268
Transfer agent fees and expenses—Institutional class	17,056	—	(17,056	)(a)	—
Accounting service fees and expenses	78,059	64,916	(87,336	)(a)	55,639
Professional fees	41,718	38,962	(36,115	)(a)	44,565
Distribution plan fee		28,166	90,414		118,580
Custodian fees	25,869	27,051	(13,559	)(a)	39,361
Shareholder reporting expenses—Investor class	8,374	12,041	1,390	(a)(b)	21,805
Shareholder reporting expenses—Institutional class	2,388	—	(2,388	)(b)	—
Registration fees	6,963	18,787	(5,750	)(a)(b)	20,000
Registration fees—Investor class	10,853	—	(10,853	)(b)	—
Registration fees—Institutional class	9,829	—	(9,829	)(b)	—
Trustee fees and expenses	23,546	23,546	(21,583	)(a)	25,509
Miscellaneous expenses	23,644	27,404	(21,361	)(a)	29,687
Total expenses before reductions	421,868	681,684	(232,547)		871,005
Expenses offset—Note 3 H		(100)	(250)		(350)
Expenses reimbursed—Note 5	(179,444)	(386)	179,830	(c)	—
Net expenses	242,324	681,048	(52,717)		870,655
Net Investment Income	(10,121)	(215,094)	52,717		(172,498)
Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from:
Securities from unaffiliated issuers	1,366,803	2,198,316			3,565,119
Written options	17,691	116,099			133,790
Foreign currency transactions	(1,599)	10,745			9,146
Net realized gain (loss)	1,382,895	2,325,160	—		3,708,055
Net change in unrealized appreciation (depreciation) of:
Investments	389,174	2,495,214			2,884,388
Written options	—	(3,325)			(3,325)
Other assets and liabilities denominated in foreign currencies	(69)	—			(69)
Net unrealized appreciation (depreciation)	389,105	2,491,889	—		2,880,994
Net Realized and Unrealized Gain on Investments	1,772,000	4,817,049	—		6,589,049
Net Increase In Net Assets Resulting From Operations	$1,761,879	$4,601,955	$52,717		$6,416,551

  (a)  Decrease due to the elimination of duplicative expenses achieved by merging the Funds.

  (b)  Decrease due to the closure of the Institutional class of MegaTrends Fund. Holmes Growth Fund has one class.

  (c)  Decrease due to the application of the voluntary expense limitation of 2.20% of the Holmes Growth Fund (Acquiring Fund).

See accompanying notes to pro forma combined financial statements.
15

Notes to Pro Forma Combined Financial Statements (unaudited)  June 30, 2013

Note 1: Organization

U.S. Global Investors Funds (Trust), consisting of thirteen separate funds (Funds), is organized as a Delaware statutory trust. Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.

These Pro Forma Combined Financial Statements cover Holmes Growth Fund (Acquiring Fund) and MegaTrends Fund (Target Fund), two funds within the Trust. These funds are diversified.

Note 2: Basis of Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of MegaTrends Fund by Holmes Growth Fund. The Pro Forma Combined Portfolio of Investments and Pro Forma Combined Statement of Assets and Liabilities are presented as if such reorganization had taken place as of June 30, 2013 (end of period). The Pro Forma Combined Statement of Operations is presented as if such reorganization had taken place on July 1, 2012 (beginning of period).

Under the terms of the Plan of Reorganization (the "Plan"), the combination of MegaTrends Fund and Holmes Growth Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of MegaTrends Fund in exchange for shares of Holmes Growth Fund at net asset value. The Statements of Assets and Liabilities and the related Statements of Operations of MegaTrends Fund and Holmes Growth Fund have been combined as of and for the twelve months ended June 30, 2013. Following the acquisition, Holmes Growth Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of MegaTrends Fund and Holmes Growth Fund included in the U.S. Global Investors Funds annual report for the fiscal year ended December 31, 2012, and the semi-annual report for the six months ended June 30, 2013.

The following notes refer to the accompanying pro forma combined financial statements as if the above-mentioned acquisition of MegaTrends Fund by Holmes Growth Fund had taken place as of June 30, 2013.

Note 3: Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles.

A. Security Valuations

The Funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange of its market at the time of daily valuation. Options and securities for which no sale was reported are valued at the mean between the last reported bid and asked quotation. Short-term investments with effective maturities of sixty days or less at the date of purchase are valued at amortized cost, which approximates market value. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued by an independent pricing service using an evaluated quote based on such factors as institutional-size trading in similar groups of securities, yield, quality, maturity, coupon rate, type of issue, individual trading characteristics and other market data.

B. Fair Valued Securities

Securities for which market quotations are not readily available or which are subject to legal restrictions are valued at their fair value as determined in good faith by the Adviser's Valuation Committee, under policies and procedures established by the Funds' Board of Trustees. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Valuation Committee meets on a regular basis to review securities which may not have readily available market prices and considers a number of factors in determining fair value, including nature and duration of any trading restrictions, trading volume, market values of unrestricted shares of the same or similar class, investment management's judgment regarding the market experience of the issuer, financial status and other operational and market factors affecting the issuer, issuer's management, quality of the underlying property based on review of independent geological studies and

16

Notes to Pro Forma Combined Financial Statements (unaudited)  June 30, 2013 other relevant matters. The fair values may differ from what would have been used had a broader market for these securities existed. The Valuation Committee regularly reviews inputs and assumptions and performs transactional back-testing and disposition analysis. The Valuation Committee reports quarterly to the Funds' Board of Trustees.

For securities traded on international exchanges, if events which may materially affect the value of a Fund's securities occur after the close of the primary exchange and before a Fund's net asset value is next determined, then those securities will be valued at their fair value as determined in good faith under the supervision of the Board of Trustees. The Funds use a systematic fair value model provided by an independent third party to value international securities primarily traded on an exchange or market outside the Western Hemisphere in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange.

C. Security Transactions and Investment Income

Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund has confirmed the ex-dividend date. Interest income, which may include original issue discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Investment income and realized and unrealized gains (losses) are allocated to each Fund's share class based on their respective net assets.

The Funds may purchase securities on a when-issued or delayed-delivery basis and segregate on their books collateral with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

D. Repurchase Agreements

The Funds may enter into repurchase agreements with recognized financial institutions or registered broker-dealers and, in all instances, hold as collateral, underlying securities with a value exceeding the principal amount of the repurchase obligation. The Funds use joint tri-party repurchase agreement accounts with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account.

E. Foreign Currency Transactions

Some Funds may invest in securities of foreign issuers. The accounting records of these Funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

F. Federal Income Taxes

The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each Fund may be subject to foreign taxes on income and gains on investments, which are accrued based on the Fund's understanding of the tax rules and regulations in the foreign markets.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2012 tax returns. The Funds' 2009, 2010, 2011 and 2012 tax returns are open to examination by the federal and applicable state tax authorities. The Funds have no examinations in progress.

G. Dividends and Distributions to Shareholders

The Funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

17

Notes to Pro Forma Combined Financial Statements (unaudited)  June 30, 2013

The Funds generally pay income dividends and distribute capital gains, if any, annually. Dividends and distributions payable at period end are processed for reinvestment on the following business day. A Fund may elect to designate a portion of the earnings and profits distributed to shareholders on the redemption of fund shares during the year as distributions for federal income tax purposes. Differences in per share dividend rates for multiclass funds generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses.

H. Expenses

Fund specific expenses are allocated to that Fund and pro rata across share classes. Expenses that are not fund specific are allocated among Funds and pro rata across share classes. Class specific expenses (including, but not limited to, distribution plan fees, if any, a portion of the administrative services fees, transfer agency fees and expenses, shareholder reporting expenses and certain legal and registration fees) are allocated to the class that incurs such expense. Expense offset arrangements have been made with the Funds' custodian so the custodian fees may be paid indirectly by credits earned on the Funds' cash balances. Such deposit arrangements are an alternative to overnight investments. Custodian fees are presented in the Statement of Operations gross of such credits, and the credits are presented as offsets to expenses.

I. Short-Term Trading (Redemption) Fees

Short-term trading (redemption) fees are assessed on the Funds. These fees, which are retained by the Funds, are accounted for as an addition to paid-in capital. Prior to March 19, 2013, shares held for 30 days or less in the Holmes Growth Fund and the MegaTrends Fund were subject to a fee of 0.10% and 0.25%, respectively, of the proceeds of the amount redeemed. Effective March 19, 2013, the fee for both funds was reduced to 0.05% of the amount redeemed on shares held seven days or less.

J. Use of Estimates in Financial Statement Preparation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. Subsequent Events Evaluation

Management has evaluated subsequent events after the balance sheet date of June 30, 2013, through the date that the financial statements were issued and determined that there were no events or transactions that would require recognition or disclosure in the financial statements except as discussed in Note 12.

Note 4: Financial Derivative Instruments

A. Options Contracts

The Funds may purchase or write (sell) options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer of the option the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price.

Purchasing a put option tends to decrease a Fund's exposure to the underlying instrument, whereas purchasing a call option tends to increase a Fund's exposure to the underlying instrument. A Fund pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid to purchase options which expire are treated as realized losses. Premiums paid to purchase options which are exercised or closed are added to the cost of securities acquired or the proceeds from securities sold. The risk associated with purchasing put and call options is limited to the premium paid.

The Funds will realize a loss equal to all or a part of the premium paid for an option if the price of the underlying security or other instrument decreases or does not increase by more than the premium (in the case of a call option), or if the price of the underlying security or other instrument increases or does not decrease by more than the premium (in the case of a put option).

18

Notes to Pro Forma Combined Financial Statements (unaudited)  June 30, 2013

Writing a put option tends to increase a Fund's exposure to the underlying instrument, whereas writing a call option tends to decrease a Fund's exposure to the underlying instrument. The premium received is recorded as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying transaction to determine the realized gain or loss. Written options include a risk of loss in excess of the option premium. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and thus bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

A Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the market for that particular option. There can be no guarantee that a fund will be able to close out an option position when desired. An inability to close out its options positions may reduce a Fund's anticipated profits or increase its losses.

As of June 30, 2013, portfolio securities valued at $467,640 were held in escrow by the custodian as collateral for call options written for the Holmes Growth Fund.

Transactions in written call options during the twelve-month period ended June 30, 2013, were as follows:

	Holmes Growth Fund Call Options		MegaTrends Fund Call Options
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at June 30, 2012	480	$103,353	—	$—
Options written	1,390	203,635	211	19,226
Options closed	(800)	(131,605)	(73)	(3,792)
Options expired	(880)	(121,185)	(47)	(7,439)
Options exercised	(150)	(39,890)	(91)	(7,995)
Options outstanding at June 30, 2013	40	$14,308	—	$—

B. Forward Foreign Currency Contracts

The Funds enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to defend the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

There were no open forward foreign currency contracts at June 30, 2013.

C. Summary of Derivative Instruments

The following is a summary of the valuations of derivative instruments categorized by location in the Statements of Assets and Liabilities as of June 30, 2013:

Location	Holmes Growth Fund	MegaTrends Fund
Asset derivatives
Investments, at value Equity contracts—Note 4 A	$123,750	$23,450
Total	$123,750	$23,450
Liability derivatives
Written options, at value	$10,260	$—
Total	$10,260	$—

19

Notes to Pro Forma Combined Financial Statements (unaudited)  June 30, 2013

The following is a summary of the effect of derivative instruments on the Statements of Operations for the twelve-month period ended June 30, 2013:

Location	Holmes Growth Fund	MegaTrends Fund
Realized gain (loss) on derivatives recognized in income
Realized gain (loss) from securities Equity contracts	$(192,857)	$(46,495)
Realized gain (loss) from written options Equity contracts	116,099	17,691
	(76,758)	(28,804)
Change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) of investments Equity contracts	(33,892)	(34,474)
Net change in unrealized appreciation (depreciation) of written options Equity contracts	(3,325)	—
	(37,217)	(34,474)
Total	$(113,975)	$(63,278)

The average notional amounts of written options, purchased options and forward currency contracts outstanding during the twelve-month period ended June 30, 2013, were approximately as follows:

Fund	Written Options	Purchased Options
Holmes Growth	$24,303	$27,402
MegaTrends	3,006	17,753

Note 5: Related Party Transactions

U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through October 1, 2013, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each Fund according to each Fund's investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the Funds, is the controlling owner of the Adviser.

For the services of the Adviser, each Fund pays a base management or advisory fee based upon its net assets. Fees are accrued daily and paid monthly. The contractual management fee is 1.00% of average daily net assets for both Holmes Growth Fund and MegaTrends Fund.

The advisory agreement also provides that the base advisory fee of the Funds will be adjusted upwards or downwards by 0.25 percent if there is a performance difference of 5 percent or more between a Fund's performance and that of its designated benchmark index over the prior 12 months. The performance adjustment is calculated separately for each share class. The benchmark for the Holmes Growth Fund is the S&P Composite 1500 Index. The benchmark for the MegaTrends Fund is the S&P 500 Index. The benchmark after the reorganization will be the S&P Composite 1500 Index.

No performance adjustment is applied unless the difference between the class's investment performance and the benchmark is 5 percent or greater (positive or negative) during the applicable performance measurement period. The performance fee adjustment is calculated monthly in arrears and is accrued ratably during the month. The management fee, net of any performance fee adjustment, is paid monthly in arrears.

The Funds' prospectus and statement of additional information contain additional information about the performance adjustment. The amounts shown as management fees on the Statements of Operations reflects the base

20

Notes to Pro Forma Combined Financial Statements (unaudited)  June 30, 2013 fee plus/minus any performance adjustment. During the twelve months ended June 30, 2013, the Funds recorded performance adjustments as follows:

Fund	Investor Class Performance Fee Adjustment	Institutional Class Performance Fee Adjustment
Holmes Growth	$(91,304)	N/A
MegaTrends	(30,003)	$(3,971)

Under an administrative services agreement, the Holmes Growth Fund compensates the Adviser at an annual rate of 0.08% of the average daily net assets for administrative services provided. The MegaTrends Fund compensates the Adviser at an annual rate of 0.08% of the average daily net assets for the Investor Class and 0.06% of the average daily net assets for the Institutional Class for administrative services provided, of which half is a fund-level fee and half is a class-level fee.

The Investor Class shares for Equity Funds in the Trust have adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 in which a subsidiary of the Adviser is paid a fee at an annual rate of 0.25% of the average daily net assets of the Investor Class for sales and promotional services related to the distribution of Investor Class shares. The Institutional Class does not incur distribution plan fees.

The Adviser has voluntarily agreed to reimburse specific funds so that their total operating expenses will not exceed certain annual percentages of average net assets. The expenses for the period ended June 30, 2013, were limited as follows for the Investor Class: Holmes Growth Fund at 2.20%, MegaTrends Fund at 2.35%. These expense limitations are exclusive of any performance fee adjustments and will continue on a voluntary basis at the Adviser's discretion.

The Adviser has voluntarily agreed to waive all class specific expenses for the Institutional Class of MegaTrends Fund. The expense waiver is exclusive of performance fees, and the Adviser can modify or terminate this arrangement at any time.

United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is the transfer agent for the Funds. Each Fund's share class pays an annual fee based on the number of shareholder accounts, certain base fees and transaction-and activity-based fees for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Funds.

The Adviser was reimbursed for services of the Funds' Chief Compliance Officer during the twelve months ended June 30, 2013, in the amounts of $7,015 and $5,916 from Holmes Growth Fund and MegaTrends Fund, respectively.

Brown Brothers Harriman & Co. (BBH) serves as the custodian, fund accounting and administration service agent with a fee structure based on average net assets of the Funds, certain base fees and transaction-based fees.

The independent Trustees receive compensation for serving on the Board. Trustees serving as Chairman of the Board or a special committee or as a member of a committee receive additional compensation. Trustees are also reimbursed for out-of-pocket expenses incurred while attending meetings. Frank E. Holmes receives no compensation from the Funds for serving on the Board.

Note 6. Summary of Capital Transactions

The pro forma NAV assumes the issuance of shares of Holmes Growth Fund as if such shares had been issued at June 30, 2013, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the total NAV of shares of MegaTrends Fund as of June 30, 2013, divided by the NAV of the shares of Holmes

21

Notes to Pro Forma Combined Financial Statements (unaudited)  June 30, 2013

Growth Fund as of June 30, 2013. The pro forma number of shares outstanding for the combined fund consists of the following as of June 30, 2013:

	MegaTrends Fund Investor Class	MegaTrends Fund Institutional Class	Holmes Growth Fund Investor Class Pro Forma Combined
Pre-Combined Shares	1,251,331	3,952	1,748,535
Adjustment for Institutional Class Closure	3,952	(3,952)	—
Reorganization Shares	(1,255,283)	—	1,255,283
Pro-Forma Adjustment for NAV	—	—	715,677
Total Shares Outstanding Post-Combined	—	—	2,288,141
Pre-Combined Amount	$11,251,121	$35,177	$36,558,721
Adjustment for Institutional Class Closure	35,177	(35,177)	—
Reorganization Amount	(11,286,298)	—	11,286,298
Pro-Forma Adjustment	—	—	—
Post-Combined Amount	$—	$—	$47,845,019

Note 7. Pro Forma Operating Expenses

The Pro Forma Combined Statement of Operations for the twelve-month period ended June 30, 2013, as adjusted giving effect to the Plan, reflects changes in expenses as if the Reorganization had taken place on July 1, 2012. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Plan, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

Note 8: Investments

Cost of purchases and proceeds from sales of long-term securities for the twelve months ended June 30, 2013, are summarized as follows:

Fund	Purchases	Sales
Holmes Growth	$47,022,378	$47,037,946
MegaTrends	41,052,676	42,319,297

The Funds neither purchased nor sold long-term U.S. government securities during the period.

Investments in foreign issuers as a percent of total investments at June 30, 2013, were 11.80% of Holmes Growth Fund and 22.92% of MegaTrends Fund.

Note 9: Tax Information

The following table presents the income tax basis of securities owned at June 30, 2013, and the tax basis components of net unrealized appreciation (depreciation):

Fund	Aggregate Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Holmes Growth	$28,003,734	$6,145,351	$(493,768)	$5,651,583
MegaTrends	10,338,995	903,556	(444,495)	459,061

As of December 31, 2012, the Funds' fiscal year-end, fthe components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)
Holmes Growth	$—	$1,061,560	$1,979,623
MegaTrends	18,079	—	193,580

22

Notes to Pro Forma Combined Financial Statements (unaudited)  June 30, 2013

The differences between book-basis and tax-basis unrealized appreciation (depreciation) for the Holmes Growth and MegaTrends Funds are attributable primarily to the tax deferral of losses on wash sales, investment in passive foreign investment companies (PFIC), forwards marked to markets, unreversed return of capital in Canadian Trusts, adjustments for partnerships, tax straddle loss deferrals on written options, and adjustments for grantor trusts.

The tax character of distributions paid during the twelve months ended June 30, 2013, were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Total
Holmes Growth	$—	$563,945	$563,945
MegaTrends—Investor Class	49,108	—	49,108
MegaTrends—Institutional Class	4,806	—	4,806

Capital loss carryforwards may be used to offset current or future taxable capital gains until expiration. The Fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years are required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital losses that are carried forward retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Holmes Growth Fund did not have any loss carryforwards as of December 31, 2012. The MegaTrends Fund had loss carryforwards and expiration dates as of December 31, 2012, as follows: $6,016,468 (2015), $5,994,166 (2016) and $995,675 (2017) for a total of $13,006,309.

In accordance with tax rules, the following net capital losses and ordinary losses (currency and late year losses) incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund elects to defer such losses. The Holmes Growth Fund elected to defer $61,788 in capital losses incurred after October 31, 2012, and $25,273 in ordinary loss deferrals incurred after October 31, 2012.

Note 10: Credit Arrangements

Each of the Funds has a revolving credit facility with BBH. Borrowings of each Fund are collateralized by any or all of the securities held by BBH as the Fund's custodian up to the amount of the borrowing. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2%. Each Fund has a maximum borrowing limit of 10% of qualified assets. The aggregate of borrowings by all Funds under the agreement cannot exceed $30,000,000 at any one time. There were no borrowings under the revolving credit facility during the period ended June 30, 2013. The Holmes Growth and MegaTrends Funds paid BBH a total of $1,294 and $401, respectively, in commitment fees for the twelve-month period ended June 30, 2013, under this arrangement.

Note 11: Shares of Beneficial Interest

At June 30, 2013, the Adviser held 32.28% of the Institutional Class shares of the MegaTrends Fund. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Funds.

Note 12: Subsequent Events

On August 23, 2013, the Board of Trustees of the Funds approved initiatives that included the conversion of transfer agency services to a different provider. On September 30, 2013, the Board of Trustees of the Funds approved initiatives that included (1) the closure of the Institutional Class of MegaTrends Fund and conversion of existing shares of the Insitutional Class shares into shares of the Investor Class and (2) approval of an Agreement and Plan of Reorganization to reorganize the MegaTrends Fund into the Holmes Growth Fund. These initiatives are projected to be completed by the end of 2013. Shareholders will receive further information on how these changes will affect their accounts in the fall of 2013.

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PART C: OTHER INFORMATION

ITEM 15. INDEMNIFICATION

No change from the information set forth in Item 30 of the most recently filed Registration Statement of the Holmes Growth Fund (the “Registrant”) on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 02-35439 and 811-1800), as filed with the Securities and Exchange Commission on May 1, 2013 (Accession No. 0001104659-13-035762), which information is incorporated herein by reference.

ITEM 16. EXHIBITS

The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted.

(1)         Agreement and Declaration of Trust, dated July 31, 2008, incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

(2)         By-laws, dated July 31, 2008, incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

(3)       Not applicable.

(4)       Form of Agreement and Plan of Reorganization, included herein as Exhibit A to the combined Proxy Statement/Prospectus.

(5) Reference is made to Exhibits (1) and (2) hereof.

(6)         1.  Advisory Agreement with U.S. Global Investors, Inc., dated October 1, 2008, incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

2.  Amended and Restated Administrative Services Agreement with U.S. Global Investors, Inc., dated January 15, 2010, incorporated by reference to Post-Effective Amendment filed February 26, 2010 (EDGAR Accession No. 0000950123-10-018191).

(7)         Amended and Restated Distribution Agreement with U.S. Global Brokerage, Inc., dated March 4, 2010, included herein.

(8)         Not applicable.

(9)         1.  Custodian Agreement, dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment No. 82 filed September 2, 1998 (EDGAR Accession No. 0000101507-98-000031).

2.  Amendment dated June 30, 2001, to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Annual Report on Form 10-K filed September 28, 2001 (EDGAR Accession No. 0000754811-01-500016).

3.  Appendix A to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Annual Report on Form 10-K filed September 28, 2001 (EDGAR Accession No. 0000754811-01-500016).

4.  Amendment dated February 21, 2001, to Appendix B of the Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Annual Report on Form 10-K filed September 28, 2001 (EDGAR Accession No. 0000754811-01-500016).

5.  Amendment dated April 23, 2006, to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment No. 95 filed October 31, 2006 (EDGAR Accession No. 0000101507-06-000020).

6.  Amendment dated October 1, 2008, to Custodian Agreement dated November 1, 1997 between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment 100 filed October 1, 2008 (EDGAR Accession No. 0000950134-08-017422).

(10)  1. Amended Distribution Plan, dated March 4, 2010, incorporated by reference to Post-Effective Amendment 107 filed April 30, 2010 (EDGAR Accession No. 0001104659-10-02438).

2. Amended and Restated Distribution Plan Pursuant to Rule 12b-1 Plan, dated January 15, 2010, incorporated by reference to Post-Effective Amendment 105 filed February 26, 2010 (EDGAR Accession No. 0000950123-10-018191).

3. Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment 105 filed February 26, 2010 (EDGAR Accession No. 0000950123-10-018191).

(11)  Opinion of Counsel (legality of shares being offered), included herein.

(12)  Form of Opinion of Counsel (as to tax matters and consent), included herein.

(13)  1.  Amended and Restated Transfer Agency Agreement, dated January 15, 2010, between Registrant and United Shareholder Services, Inc., incorporated by reference to Post-Effective Amendment 105 filed February 26, 2010 (EDGAR Accession No. 0000950123-10-018191).

2.  Transfer Agent Servicing Agreement, dated September 5, 2013, between Registrant and U.S. Bancorp Fund Services, LLC, included herein.

(14)  Consent of Independent Registered Public Accounting Firm, included herein.

(15)  Not applicable.

(16)  Power of Attorney, included herein.

(17) 1.  Form of Proxy Card, included herein.

2.  U.S. Global Investors Funds Code of Ethics effective October 1, 2008, incorporated by reference to Post-Effective Amendment 102 filed December 29, 2008 (EDGAR Accession No. 0000950134-08-022832).

3.  Code of Ethics of U.S. Global Investors, Inc. and U.S. Global Brokerage, Inc. dated October 3, 2012, incorporated by reference to Post-Effective Amendment 113 filed May 1, 2013 (EDGAR Accession No. 0001104659-13-035762).

4.  Prospectus and Statement of Additional Information of the Holmes Growth and MegaTrends Funds dated May 1, 2013, as supplemented, incorporated by reference to Post-Effective Amendment 113 filed May 1, 2013 (EDGAR Accession No. 0001104659-13-035762).

5.  Annual Report of the Holmes Growth and MegaTrends Funds for the fiscal year ended December 31, 2012, incorporated by reference to the Form N-CSR filed on March 8, 2013 (EDGAR Accession No. 0001104659-13-018601).

6.  Semiannual Report of the Holmes Growth and MegaTrends Funds for the period ended June 30, 2013, incorporated by reference to the Form N-CSR filed on August 28, 2013 (EDGAR Accession No. 0001104659-13-066632).

ITEM 17. UNDERTAKINGS

(1)         The undersigned Registrant agrees that prior to any public offering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)         The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining  any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)         The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-14 filed with the SEC upon the closing of the reorganization contemplated by this Registration Statement on Form N-14.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the city of San Antonio, State of Texas, on this 24th day of October, 2013.

U.S. GLOBAL INVESTORS FUNDS

By:	/s/ Frank E. Holmes
Frank E. Holmes
President, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* /s/ James F. Gaertner		October 24, 2013
James F. Gaertner	Trustee

* /s/ J. Michael Belz		October 24, 2013
J. Michael Belz	Trustee

/s/ Frank E. Holmes	Trustee, President,	October 24, 2013
Frank E. Holmes	Chief Executive Officer

* /s/ Clark R. Mandigo		October 24, 2013
Clark R. Mandigo	Trustee

* /s/ Joe C. McKinney		October 24, 2013
Joe C. McKinney	Trustee

*/s/ Lisa Callicotte		October 24, 2013
Lisa Callicotte	Treasurer

*BY:	/s/ Susan B. McGee
Susan B. McGee
Attorney-in-Fact under Power of Attorney Dated
October 17, 2013